                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:               [_]Confidential, for Use of the
                                            Commission Only (as Permitted by
                                            Rule 14a-6(e)(2))

[X]Preliminary Proxy Statement

[_]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             BUSINESS OBJECTS S.A.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

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[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                            [BUSINESS OBJECTS LOGO]

                                Societe anonyme
                     with a share capital of FF17,255,441
                     Registered office : 1 Square Chaptal
                            92300 Levallois-Perret
                         R.C.S. Nanterre B 379 821 994

                               ---------------

            NOTICE TO ADS HOLDERS OF AN ORDINARY AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 4, 1999

  NOTICE IS HEREBY GIVEN THAT an Ordinary and Extraordinary General Meeting of the shareholders of Business Objects S.A., a French corporation (the "Company"), will be held on May 4, 1999 at 9:00 a.m. at 1 Square Chaptal, 92300 Levallois-Perret (Paris), France, in order to hear the management report on the activities of the Company during fiscal 1998, and to vote on the following items:

  Within the authority of the Ordinary General Meeting, the following items will be voted on:

    1. To approve the financial statements of Business Objects S.A. for the year ended December 31, 1998;

    2. To allocate the profits of the year ended December 31, 1998;

    3. To renew the term of office of Mr. Vincent Worms as Director;

    4. To increase the amount of directors fees to be paid to members of the Board of Directors;

    5. To broaden the Board of Directors' authority to implement a stock repurchase program; and

    6. To approve the statutory auditors' report regarding transactions by the Company in which Directors have an interest.

  Within the authority of the Extraordinary General Meeting, the following items will be voted on:

    7. To authorize the Board of Directors to convert the share capital of the Company from the French franc to the Euro;

    8. To approve the 1999 Stock Option Plan and to authorize 875,000 shares reserved for issuance thereunder;

    9. To re-affirm the price setting conditions of shares reserved for issuance under the Employee Savings Plan;

    10. To reserve 90,000 shares for issuance under the Employee Savings
        Plan;

    11. To re-affirm the price setting conditions of shares reserved for issuance under the 1995 International Employee Stock Purchase Plan;

    12. To reserve 260,000 shares for issuance under the 1995 International Employee Stock Purchase Plan;

    13. To amend articles 7, 8 and 18 of the charter document, or Statuts, of the Company;

    14. To authorize capital increases in the event of a tender or exchange offer for securities of the Company;

    15. To authorize capital reductions by cancellation of treasury shares of the Company;

    16. To authorize capital increases by incorporation of issue or contribution premiums, reserves and profits; and

    17. To authorize the issuance, without payment, of warrants to purchase 15,000 shares to Mr. Worms.

The foregoing items are more fully described in the Proxy Statement accompanying this notice.

                                       By Order of the Board of Directors


 Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed voting instruction card in the envelope provided. If the quorum for the ordinary and/or the extraordinary meeting is not met on May 4, 1999, you will be invited to vote at a meeting on May 14, 1999, on the same agenda as described in this notice.

                    [LOGO OF BUSINESS OBJECTS APPEARS HERE]

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS

                              PROCEDURAL MATTERS

General

  This Proxy Statement is being furnished in connection with the solicitation of voting instruction cards by the Board of Directors of Business Objects S.A. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 4, 1999 at 9:00 a.m. at Levallois-Perret (Paris), France time, and at any adjournment thereof, for the purposes set forth herein. The Annual Meeting will comprise both an Ordinary General Meeting and an Extraordinary General Meeting of the Company's shareholders.

  The Annual Meeting will be held at the offices of the Company located at 1 Square Chaptal, 92300 Levallois-Perret (Paris), France. The Company's telephone number is (331) 41 25 21 21.

  These solicitation materials were mailed on or about March 29, 1999, together with the Company's 1998 Annual Report, to all holders of ADSs (as defined below) as of March 10, 1999 (the "Record Date"). The number of shares
entitled to vote at the Annual Meeting as of the Record Date is       .

Information Concerning Voting

  Pursuant to a program sponsored by the Company, ordinary shares of the Company (the "Ordinary Shares") are traded in the United States in the form of American Depositary Shares ("ADSs"), each ADS corresponding to one Ordinary Share deposited with The Bank of New York (the "Depositary").

  You may vote by using the enclosed Voting Instruction Card. If you wish to directly vote the Ordinary Shares underlying the Company's ADSs and attend the Annual Meeting, you must contact the Depositary in order to become a registered owner of the Ordinary Shares corresponding to their ADSs prior to May 3, 1999.

Quorum Required Under French Law

  The required quorum for ordinary resolutions is one-fourth of the total outstanding Ordinary Shares with voting rights. If such quorum is not met, a second shareholders' meeting will be held. At this second meeting, no quorum is required for ordinary resolutions.

  The required quorum for extraordinary resolutions is one-third of the total outstanding Ordinary Shares with voting rights. If such quorum is not met, a second shareholders' meeting will be held. At this second meeting, the quorum required for extraordinary resolutions is one-fourth of the total outstanding Ordinary Shares with voting rights on second call.

  Ordinary Shares that are voted "FOR," "AGAINST" or "ABSTAIN" from a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum.

Majority Vote Required Under French Law

  Passage of ordinary resolutions requires the affirmative vote of a majority of the Ordinary Shares present or represented at the Annual Meeting.


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

  Passage of extraordinary resolutions requires the affirmative vote of two-thirds of the Ordinary Shares present or represented at the Annual Meeting.

Voting by Holders of American Depositary Shares; Record Date

  You are entitled to notice of the Annual Meeting, and may vote the Ordinary Shares underlying your ADSs at the Annual Meeting in one of two ways: (A) by properly completing and returning the enclosed Voting Instruction Card to the Depositary by no later than April 28, 1999 (the "Receipt Date"), you will cause the Depositary to vote the shares underlying the ADSs in the manner prescribed in the Voting Instruction Card as more fully described below; or
(B) you may elect to exchange your ADSs for Ordinary Shares and may attend the Annual Meeting and vote the Ordinary Shares in person.

  The significant differences between these two alternatives are: (i) that a holder of ADSs will not be entitled to attend the Annual Meeting in person but must rather rely upon the Depositary for representation; (ii) a holder of ADSs may not have the opportunity to consider or vote on any matters which may be presented at the Annual Meeting other than those described in this Proxy Statement or any further solicitation made by the Company; (iii) a holder of ADSs is not entitled to present proposals at the Annual Meeting for consideration at such meeting; and (iv) a holder of Ordinary Shares must actually be the registered holder of the Ordinary Shares on May 3, 1999 (and hold such Ordinary Shares through the date of the Annual Meeting), and, therefore, holding ADSs (or Ordinary Shares) on the Record Date will not be sufficient to entitle one to attend or vote at the Annual Meeting.

  Voting Through Depositary. Upon receipt by the Depositary of a properly completed Voting Instruction Card on or before the Receipt Date, the Depositary will, insofar as practicable and permitted under applicable provisions of French law and the Statuts of Business Objects S.A., vote or cause to be voted the Ordinary Shares underlying ADSs in accordance with any non-discretionary instructions set forth in such Voting Instruction Card.

  If (i) Voting Instruction Cards which are signed but on which no voting instructions are indicated, (ii) Voting Instructions Cards are improperly completed, or (iii) no Voting Instruction Card is received by the Depositary from an ADS holder on or before the Receipt Date, the Depositary will deem such ADS holder to have instructed the Depositary to give a proxy to the President of the Annual Meeting to vote in favor of each proposal recommended by the Board of Directors of the Company and against each proposal opposed by the Board of Directors of the Company.

  Voting Ordinary Shares. Under French law and the Statuts of the Company, only shareholders holding registered Ordinary Shares of the Company at least one Paris business day prior to the date of a shareholders' meeting may vote the Ordinary Shares and attend such meeting. Therefore, in order for a holder of ADSs to attend the Annual Meeting and vote the Ordinary Shares, such holder must first become a registered owner of Ordinary Shares underlying the ADSs. To accomplish this, a holder of ADSs must deliver, on or before April 20, 1999, their ADSs to the Depositary for cancellation and pay the related exchange charges of the Depositary, as provided in the Deposit Agreement. The Depositary will then request that the Paris office of Banque Paribas as custodian (the "Custodian") of the Ordinary Shares underlying the ADSs to register such holder in the share register of Business Objects S.A. and will request the Custodian to make arrangements to allow the holder of Ordinary Shares to vote at the Annual Meeting. The Custodian will not permit any transfer of the Ordinary Shares during the "blocked period" of May 3, 1999 to May 4, 1999.

Receipt Date

  The Depositary must receive the Voting Instruction Card on or before the Receipt Date in order to vote the ADSs on behalf of such holders. The Receipt Date is April 28, 1999.

Revocability of Voting Instructions

  All ADSs held by holders entitled to vote and represented by properly executed Voting Instruction Cards received prior to the Receipt Date, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Voting Instruction Cards. Any Voting Instructions given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A Voting Instruction Card may be revoked by filing with The Bank of New York, before April 28, 1999, a written notice of revocation or a duly executed Voting Instruction Card, in either case later dated than the prior Voting Instruction Card relating to the same ADSs.

Expenses of Solicitation

  All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of ADSs for their reasonable expenses in forwarding proxy material to and in soliciting votes from such beneficial owners. Directors, officers and employees of the Company may also solicit votes in person or by telephone, telegram, letter, facsimile or other means of communication. Such Directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Procedure for Submitting Shareholder Proposals

  Under French corporate law, shareholders holding a defined percentage of the Company's share capital may propose new resolutions or modifications to the resolutions presented by the Board of Directors to the shareholders for their approval no later than 10 days following publication of the notice of Annual Meeting in the "Bulletin d'Annonces Legales Officiel" ("BALO"). In such case, if you have given no prior instructions to vote on such new or amended resolution, you shall be deemed to have voted against the new or amended resolution. The number of Ordinary Shares required to be held to propose new resolutions for consideration at the Annual Meeting as of the date of this Proxy Statement is 506,386. New resolutions or modifications to the resolutions by shareholders must be sent to the Company's registered office at Business Objects S.A., 1 Square Chaptal, 92300, Levallois-Perret, France,
Attention: President, by registered mail with acknowledgement of receipt requested. We expect to publish a notice of the Annual Meeting in the BALO on or about April 2, 1999.

Documents Available Upon Written Request to the Company

  The following documents are appended to this Proxy Statement: (i) the text of the report of the Board of Directors on the activities of the Company in fiscal 1998, (ii) a summary of the unconsolidated accounts of Business Objects S.A. for fiscal year 1998 prepared under French GAAP, and (iii) a table showing the unconsolidated results of Business Objects S.A. over the past five fiscal years. This Proxy Statement is being mailed together with the Company's Annual Report to Shareholders for the year ended December 31, 1998, which includes the consolidated financial results of Business Objects S.A. for 1998 prepared in accordance with U.S. GAAP. In addition, you may request copies of additional information, in accordance with French law relating to commercial companies, using the enclosed Request for Information Form. Such additional information may include, but is not limited to, the statutory auditors' reports on Proposals 5, 6, 8-12, 14, 15 and 17.

                           ORDINARY GENERAL MEETING

  Within the authority of the Ordinary General Meeting, the following matters will be considered and voted upon:

                                  PROPOSAL 1

 APPROVAL OF THE 1998 UNCONSOLIDATED FINANCIAL STATEMENTS OF BUSINESS OBJECTS
                                     S.A.

  In accordance with French corporate law, the Company's financial statements, prepared under French generally accepted accounting principles, must be approved within six months following the close of the fiscal year. Shareholders are also required to specifically approve certain non-tax deductible expenses which in the present case, correspond mainly to company car expenses. At the Annual Meeting, the shareholders are being asked to approve the financial statements and these expenses. At the Annual Meeting, the statutory auditors will present their report on the annual financial statements (unconsolidated) of Business Objects S.A.

  The First Resolution sets forth the full text of the shareholder action to which this Proposal relates.

  A summary of the Company's financial statements for fiscal year 1998 as required by French law, as well as the report of the Board of Directors on these financial statements, is appended to this Proxy Statement.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION TO APPROVE THE
                 FINANCIAL STATEMENTS OF BUSINESS OBJECTS S.A.

                                  PROPOSAL 2

                             ALLOCATION OF PROFITS

  Under French corporate law, shareholders have exclusive authority to decide upon the allocation of the profits of the prior fiscal year. Pursuant to applicable law, after-tax profits (unconsolidated) of Business Objects S.A. must first be allocated to a "legal reserve" of up to 5% of the annual profits. However, additional allocations for legal reserves are no longer required when the legal reserve reaches 10% of the issued share nominal capital measured as of the close of the fiscal year. After the statutory requirement for allocation to the legal reserve has been met, shareholders may decide to declare a dividend distribution to shareholders, to allocate a portion to a specific reserve and/or to carry the profits forward in retained earnings.

  We propose that of the Company's after-tax profits of FF18,038,197.10, FF47,777.80 shall be allocated to the legal reserve, and the balance to be carried forward in retained earnings. Pursuant to French law, we remind you that the Company has not declared any dividends during the three previous fiscal years.

  The Second Resolution sets forth the full text of the shareholder action to which this Proposal relates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                        TO WHICH THIS PROPOSAL RELATES

                                  PROPOSAL 3

            RENEWAL OF THE TERM OF OFFICE OF MR. WORMS AS DIRECTOR

General

  In accordance with French law, the Company is managed by its Board of Directors and by its President, who has full executive authority to manage the Company, subject to the prior authorization of the Board of Directors or of the Company's shareholders with respect to certain decisions. The Company's Board of Directors is currently comprised of six members. Each Director is elected for a three-year term. Directors are elected by shareholders and serve in office until the expiration of their respective term, or until their death or resignation, or until their removal, with or without cause, by the shareholders. There is no limitation, other than applicable age limits, on the number of terms that a Director may serve.

  Information regarding the nominee and other Directors of the Company is set
forth on pages    and   .

Nominee; Proposal

  Mr. Worms' term of office will come to an end at the close of the 1999 Annual Meeting. The Board of Directors proposes that his term of office be renewed for a period of three years expiring at the end of the Ordinary General Meeting called to decide upon the Company's financial statements for the fiscal year ending on December 31, 2001, i.e., at the Annual Meeting to be held in 2002.

  The Third Resolution sets forth the full text of the shareholder action to which this Proposal relates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                       ELECTING THE NOMINEE LISTED ABOVE

                                  PROPOSAL 4

              INCREASE OF AUTHORIZED DIRECTORS' FEES TO DIRECTORS

  Under French corporate law, only shareholders may decide the aggregate amount of directors' fees which may be paid to members of the Board of Directors. The Board of Directors then has full and discretionary authority to decide the allocation of the directors' fees authorized by the shareholders among the members of the Board.

  At the shareholders' meeting held on June 19, 1997, the shareholders authorized the payment of FF500,000 as directors' fees per year (approximately U.S.$83,000), starting with the year ended December 31, 1997. Each non-employee Director is currently entitled to directors' fees of up to U.S.$20,000 per year.

  Due to the addition of Mr. Charles, who was first elected as a director in June 1998, and the possible addition of new directors, the Board proposes an increase of the aggregate amount of annual directors' fees to FF750,000 (approximately U.S.$120,000) for the current fiscal year ending December 31, 1999, as well as for each future fiscal year, until shareholders resolve otherwise.

  The Fourth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS RESOLUTION INCREASING THE
                 AGGREGATE AMOUNT OF AUTHORIZED DIRECTOR' FEES

                                  PROPOSAL 5

             TO BROADEN THE AUTHORITY OF THE BOARD OF DIRECTORS TO
                     IMPLEMENT A STOCK REPURCHASE PROGRAM

General

  The Board of Directors currently has the authority to repurchase the Company's Ordinary Shares only for issuance under its employee stock option plan.

  Pursuant to article 217-2 of the law n(degrees)66-537 of July 24, 1966, as amended by the law n(degrees)98-546 of July 3, 1998, (collectively, "Article 217-2"), French companies, if listed on a "regulated market," are allowed to repurchase shares up to 10% of the then outstanding share capital for use other than just issuance under such company's employee stock option plans, provided appropriate shareholder approval has been obtained. Article 217-2 applies only to companies listed on a "regulated market." Under French law, the term "regulated market" does not currently include the Nasdaq-Amex National Market.

Proposal

  In the event that the Company's shares are admitted for trading on a regulated market, e.g., on a French stock exchange, it is proposed to authorize the Board of Directors to repurchase the Company's Ordinary Shares or ADSs in accordance with Article 217-2.

  It is proposed that the maximum number of Ordinary Shares that could be repurchased would be 1,000,000 shares of a nominal value of 1 FF each (or the Euro equivalent of the French franc nominal value). It is further proposed that the maximum purchase price per share shall not exceed FF177 (or approximately U.S.$30), or the Euro equivalent; provided, however, that in accordance with applicable law, the repurchase of shares may not be completed in the event it would reduce the net equity of the Company to an amount lower than the aggregate of the Company's share capital and reserves available for distribution.

  In accordance with Article 217-2, the share repurchase program could be used, among other things, to (i) stabilize the market price of the Company's shares, (ii) to make use of excess cash balances, (iii) to provide for shares to be used in the context of the implementation of employee stock purchase plans, (iv) to provide for shares to be used as a consideration in the context of an acquisition or an exchange, or (v) to minimize the dilutive effect of a securities issuance. Repurchased shares could also be cancelled if shareholders approve Proposal n(degrees)15 (see below). The Company is aware, and shareholders should be aware, that U.S. and French securities laws impose certain restrictions on a company's repurchase of its own shares. The Company intends to fully comply with such laws in connection with any repurchase it may make.

  In accordance with French law, repurchased shares have no voting or dividend rights.

  If this resolution is approved, the shareholders' authorization will be valid for an eighteen-month period following this Annual Meeting.

  The Fifth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION RELATING
                         TO A STOCK REPURCHASE PROGRAM

                                  PROPOSAL 6

                    APPROVAL OF STATUTORY AUDITORS' REPORT
          REGARDING TRANSACTIONS IN WHICH DIRECTORS HAVE AN INTEREST

General

  Under French law, certain transactions in which a director has, directly or indirectly, an interest must be submitted to and approved by shareholders. The purpose of this regulation is to ensure full disclosure of potentially conflicting relationships between a director and the Company or an entity with which the Company is doing business. Such relationships include, but are not limited to, transactions entered into between the Company and a Director, as well as to agreements entered into between two companies which have common directors.

  At the Annual Meeting, the statutory auditors will present their report to the effect that no such transactions were entered into during fiscal 1998.

Proposal

  Shareholders are requested to acknowledge and approve that there were no new transactions concluded with Directors in fiscal year 1998. The Sixth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION ACKNOWLEDGING
                 THAT THERE WERE NO RELATED PARTY TRANSACTIONS

                            EXTRA ORDINARY MEETING

  Within the authority of the Extraordinary General Meeting, the following matters will be considered and voted upon:

                                  PROPOSAL 7

                TO AUTHORIZE THE BOARD OF DIRECTORS TO CONVERT
                          THE SHARE CAPITAL INTO EURO

  A law adopted on July 3, 1998 provides that French corporations may convert their share capital or the nominal value of their shares into Euros beginning on January 1, 1999. We propose that the nominal value of the Company's Ordinary Shares be so converted into the Euro. For that purpose, it is necessary that shareholders authorize the Board of Directors to increase the share capital by incorporation of reserves and premiums (see Proposal n(degrees)16) or reduce it by allocation to a non-transferable reserve account, in order to effect the conversion and to round the nominal value of one Ordinary Share to the nearest hundredth of a Euro.

  The Seventh Resolution sets forth the full text of the shareholder action to which this proposal relates.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION TO AUTHORIZE THE
                  CONVERSION OF THE SHARE CAPITAL IN THE EURO

                                  PROPOSAL 8

                   TO APPROVE THE 1999 STOCK OPTION PLAN AND
              TO AUTHORIZE 875,000 SHARES FOR ISSUANCE THEREUNDER

  The Company currently grants stock options to employees under the terms and conditions of the 1994 Stock Option Plan (the "1994 Plan") which was adopted in August 1994 and expires on August 16, 1999. We propose that shareholders approve the 1999 Option Plan (the "1999 Option Plan"), the terms and conditions of which are more fully described below. The Board of Directors approved the 1999 Stock Option Plan at a meeting held on February 20, 1999.

  An aggregate of 3,750,000 shares had been reserved for issuance under the 1994 Stock Option Plan, of which, as of March 10, 1999, options to purchase 2,657,774 shares were outstanding and 514,303 shares remained available for future grants. Although expiration of the 1994 Plan will have no impact upon options granted prior to expiration of the Plan, any shares remaining for future grant at that date will no longer be available for grant.

  At the Annual Meeting, the shareholders are also being requested to reserve 875,000 shares for issuance under the 1999 Option Plan. The Company believes that the granting of stock options motivates high levels of performance, provides an effective means of recognizing employee contributions to the success of the Company, and is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. We believe that the ability to grant options is important to the future success of the Company.

The proposed number of reserved shares is intended to provide the Company sufficient shares to meet anticipated needs for hiring and retention purposes.

  The Eighth Resolution sets forth the full text of the shareholder action to which this proposal relates.

Summary of the 1999 Option Plan

  Purpose. The purpose of the 1999 Option Plan is to attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to employees and to promote the success of the Company's business.

  Administration. The 1999 Option Plan is administered by the Board of Directors. Subject to the other provisions of the Plan, the Board has the power to determine the terms and conditions of the options granted, including the exercise price, the number of shares subject to the option and the exercisability thereof.

  Eligibility. Options may be granted to employees of the Company or any affiliated company, as well as to the Chief Executive Officer (President-Directeur General) and Managing Directors (Directeurs Generaux). Under French law, the Company cannot grant options to members of the Board of Directors other than the President-Directeur General or a Directeur General.

  Terms and conditions of options. Each option granted is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

  (a) Exercise price. The Board of Directors determines the exercise price at the time the option is granted.

  If the shares of the Company are listed on a regulated market as defined under French law, or are traded on both a regulated market and any other established stock exchange or national market system, the exercise price may be no less than the higher of (i) 100% of the closing price as reported on the regulated market on the last trading day prior to the date of grant, or (ii) 80% of the average of the closing prices over the twenty trading days preceding the grant date; provided, however, that the exercise price may not be less than 110% of the closing price per share on the last trading day prior to the date of grant for options, intended to qualify as incentive stock options, granted to a U.S. beneficiary who, at the time the incentive stock option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or an affiliate company.

  If the shares of the Company are listed or traded solely on an established stock exchange or national market system, other than a regulated market under French law, such as the Nasdaq-Amex National Market, the exercise price may be no less than 100% of the closing price per share on the last trading day prior to the date of grant; provided, however, that the exercise price may not be less than 110% of the closing price per share on the last trading day prior to the date of grant for options, intended to qualify as incentive stock options, granted to a U.S. beneficiary who, at the time the incentive stock option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or an affiliate company.

  When an option entitles the holder to purchase shares previously repurchased by the Company, the exercise price, notwithstanding the above provisions and in accordance with applicable law, may not be less than eighty (80%) of the average purchase price paid for all shares previously repurchased by the Company.

  The exercise price may not be adjusted, except upon the occurrence of events defined in article 208-5 of the law n(degrees)66-537 of July 24, 1966 relating to commercial companies. Such events relate to changes in capitalization.

  (b) Exercise of the Option. Each stock option agreement specifies the term of the option and the date when the option becomes exercisable. The terms of such vesting are determined by the Board of Directors. Options granted by the Company generally vest at a rate of 25% of the shares subject to the option after twelve months, and then 1/48th of the shares subject to the option vest each month thereafter, provided the beneficiary remains continuously employed by the Company. Due to adverse social security regulations in France, options granted to France-based employees vest over four years with 50% of the shares vesting after two years, and the remaining shares vesting monthly over the next two following years.

  (c) Termination of Employment. In the event an optionee's status as an employee terminates for any reason other than death or disability, the optionee may exercise his or her options, to the extent vested, within ninety
(90) days from the date of such termination. Options can be exercised within six months in case of death or disability.

  (d) Term of Options. Options have a term of ten years, other than options granted to employees of the United Kingdom which have a term of seven years less one day.

  (e) Non-transferability of Options. An option is not transferable by the optionee, other than by will or the laws of descent and distribution. In the event of the optionee's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

  (f) Transferability of Shares. As a general rule, shares acquired pursuant to the exercise of an option may be immediately disposed of. However, beginning in January 1997, French companies are required to pay, for France-based employees, French social contributions and certain salary-based taxes, which may represent, for the Company, up to 45% of the taxable gain on the difference between the option price and the fair market value of the underlying shares on the exercise date if the beneficiary disposes of the Ordinary Shares before a five-year period following the grant of the option. Accordingly, options granted after December 1996 are subject to a minimum holding period requirement of the underlying Ordinary Shares, such that France-based optionees are not be allowed to sell or dispose of such shares before the expiration of a five-year period from the grant date.

  Term of Plan. The 1999 Option Plan terminates on May 4, 2004.

United States Federal Tax Information

  Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended, or "nonstatutory" options.

  Incentive Stock Options. If an option granted under the 1999 Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to exercise of the option unless the optionee is subject to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or ten percent (10%) stockholder of the Company. Under current French tax regulations, the Company is not entitled to a deduction in the amount of the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

  Nonstatutory Stock Options. All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time a nonstatutory option is granted. However, upon exercise of a nonstatutory option, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to income tax withholding by the Company. Under current French tax regulations, the Company is not entitled to a deduction in the amount of the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

  The foregoing summary of the effect of federal income taxation upon optionees with respect to the grant and exercise of options under the 1999 Option Plan does not purport to be complete, and reference should be made to the applicable provisions of United States Internal Revenue Code of 1986, as amended. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                   APPROVING THE 1999 STOCK OPTION PLAN AND
               RESERVING 875,000 SHARES FOR ISSUANCE THEREUNDER

                              PROPOSALS 9 AND 10

             RELATED TO THE COMPANY'S FRENCH EMPLOYEE SAVINGS PLAN

General

  The French Employee Savings Plan (the "Savings Plan") is a plan under which French-based employees may invest personal savings as well as profit-sharing payments, if any, received from the Company. As part of the Savings Plan, employees may purchase securities of the Company, if and when an offering period is opened by the Board of Directors. The Savings Plan is intended to qualify under the provisions of French tax regulations and is specifically designed to enable the French-based employees of the Company to benefit from the French statutory and tax provisions relating to employee stock purchase plans.

  Since its adoption in 1995, the Company has issued 110,764 shares under the Savings Plan, of which 67,812 shares were issued in fiscal 1998.

                                  PROPOSAL 9

  At the shareholders' meeting held on June 18, 1998, the shareholders reserved 135,000 shares under the Savings Plan, of which none have been issued as of the date of this Proxy Statement. The authorization to issue shares was granted by the shareholders for two years, expiring in June 2000. However, pursuant to French law, the June 1998 shareholders' authorization will expire on the date of this Annual Meeting if shareholders do not vote on the price setting conditions for the 135,000 shares remaining available for issuance as of the date of this Proxy Statement.

  In order to keep the shares available for subscription under French law, shareholders are requested to vote on the price setting conditions for the issue price of the shares. We recommend to keep the price setting conditions described below unchanged, and to clarify that when the issue price is expressed in U.S. dollars, the issue price shall be the exchange value in Euros of the dollar denominated issue price, calculated on the basis of the noon buying rate on the last trading day prior to the date of the Board of Directors meeting called to set the opening date for subscription, as reported by the Federal Reserve Bank of New York. The Ninth Resolution sets forth the full text of the shareholders action to which this Proposal relates.

                                  PROPOSAL 10

  The Company anticipates that most of the 135,000 shares referred to in Proposal 9 will be issued at the offering period ending March 31, 1999, due to the low market price of the Company's shares at the beginning of the offering period. In order to allow the continuance of the Savings Plan for the next two years, shareholders are requested to approve the issuance of an additional 90,000 Ordinary Shares under the Savings Plan to employees of Business Objects S.A., to establish the mechanism for setting the issue price of the shares being reserved for issuance under the Savings Plan, and to authorize the Board of Directors within the limits set forth by the shareholders, to set the dates of subscription and the conditions under which the subscribed shares will be paid for and issued. The Tenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

  If approved, this issuance of the additional shares would be effective for a period of two years and would therefore expire in May 2001. Approval of this Proposal constitutes a waiver by the shareholders of their preferential subscription right with respect to the shares to be issued under the Savings Plan.

Summary of the French Employee Savings Plan

  Purpose. The purpose of the Savings Plan is to attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to employees and to promote the success of the Company's business.

  Administration. The Board of Directors administers the Savings Plan. Subject to the other provisions of the Savings Plan, the Board has full and exclusive authority to construe, interpret and apply the terms of the Plan, and to determine eligibility.

  Eligibility and Participation. Any employee of Business Objects S.A. being employed by the Company for at least six months is eligible to participate in the Savings Plan. The number of shares that a given employee may purchase is determined as a percentage from 1% to 10% of the compensation received by said employee over a period of six months. No employee may purchase more than the French franc equivalent of U.S.$25,000 worth of shares for each calendar year under all stock purchase plans of the Company. All employees participating in the Savings Plan have the same rights and privileges, except for the number of shares that each employee may purchase. The right to subscribe to the shares may be exercised only by the employee and is not transferable.

  Offering Periods. The Board of Directors may, from time to time, and provided that the price setting conditions described below are met, open offering periods of up to approximately six months.

  Purchase Price. The issue price of one share is equal to the higher of (i) eighty five percent (85%) of the closing sales price for one Ordinary Share or one ADS corresponding to one Ordinary Share (or the closing bid, if no sales were registered) as quoted on the system or exchange on which the shares are listed or traded with the greatest volume of trading on the last trading day prior to the date of the Board of Directors meeting called to set the opening date for subscription and (ii) 80% of the average of the closing sales prices (or the closing bid, if no sales were registered) as quoted on such system or exchange on the twenty days of quotation preceding the day of the Board of Directors meeting called to set the opening date for subscription.

  Withdrawals. Funds invested by employees cannot be disposed of for a period of five years from the investment, except under limited circumstances defined by French law.

  Tax information. The Savings Plan is intended to qualify under the provisions of French law regulating employee savings plans, which provide for the exemption from income tax and social security contributions on gains realized. The Savings Plan is also intended to qualify under the provisions of Sections 421 and 423 of the United States Internal Revenue Code of 1986, as amended.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTIONS RELATED TO THE
                                 SAVINGS PLAN

                              PROPOSALS 11 AND 12

        RELATED TO THE 1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

  The 1995 International Employee Stock Purchase Plan ("IESPP") was approved at the shareholders' meeting held on June 21, 1995. The IESPP is intended to qualify under the provisions of Sections 421 and 423 of the United States Internal Revenue Code of 1986, as amended.

  Since its adoption in 1995, the Company has issued 274,706 shares under the IESPP, of which 90,952 shares were issued in fiscal 1998.

                                  PROPOSAL 11

General

  At the shareholders' meeting of June 18, 1998, 165,000 shares were authorized, of which none have been issued as of the date of this Proxy Statement. The authorization to issue shares was granted by the shareholders for two years and therefore expires in June 2000. However, pursuant to French law, the June 1998 shareholders' authorization will expire on the date of this Annual Meeting if shareholders do not vote on the price setting conditions for the issue price of the shares available for subscription.

Proposal

  In order to keep the shares available for subscription under French law, shareholders are requested to vote on the price setting conditions of the issue price of the shares. We recommend to keep the price setting conditions described below unchanged, and to clarify that when the issue price is expressed in U.S. dollars, the issue price shall be the exchange value in Euros of the dollar denominated issue price, calculated on the basis of the noon buying rate on the last trading day prior to the date of the Board of Directors meeting called to set the opening date for subscription, as reported by the Federal Reserve Bank of New York. The Eleventh Resolution sets forth the full text of the shareholders' action to which this Proposal relates.

                                  PROPOSAL 12

General

  The Company anticipates that most of the shares previously approved for issuance under the IESPP (see Proposal 11) will be issued at the end of the current offering period ending on March 31, 1999, due to the low market price of the stock at the beginning of the offering period. In order to continue the IESPP for the next two years, shareholders are also being requested to authorize a capital increase of 260,000 shares reserved for issuance under the IESPP. The subscription of the shares would be limited to employees of Business Objects S.A. and the subsidiaries in which it owns directly or indirectly at least 50% of the voting rights.

Proposal

  We propose to waive the preferential subscription right granted to shareholders pursuant to French law and to reserve the 260,000 new shares for issuance to the Business Objects S.A. Employee Benefits Trust under the IESPP.

  The authorization to issue an additional 260,000 shares under the IESPP would be granted for a period of two years from the date of this Annual Meeting and would therefore expire in May 2001. The Twelfth Resolution sets forth the full text of the shareholders' action to which this Proposal relates.

Issue price of shares

  The Board of Directors will determine the issue price of the shares approved for issuance under the IESPP in accordance with the terms and conditions of the IESPP described below.

Dilutive effect

  In accordance with French law, set forth below is an analysis of the dilutive effect of the issuance of the 260,000 shares referred to in this Proposal 12, based on the unconsolidated equity of Business Objects S.A as of December 31, 1998, after taking into account employee stock options exercised in fiscal 1998.

  In the event that none of the warrants to purchase 130,000 shares already issued to certain Directors are exercised, and that the 260,000 additional shares are issued at the price of FF194 per share, the percentage ownership interest of a shareholder holding 1% of the outstanding shares of the Company will, after the completion of the capital increase, have decreased to 0.9852%. If all of the warrants to purchase 130,000 shares already issued were exercised, such shareholder's percentage ownership interest would decrease to 0.9779%.

  In addition, assuming an issue price per share equal to FF194, the equity capital per share, which was FF18.55 at December 31, 1998 after taking into account stock option exercises of fiscal 1998, would increase to FF21.15 per share (before taking into account the assumed exercise of the warrants to purchase 130,000 shares already issued and any shares issued subsequent to December 31, 1998).

Summary of the 1995 International Employee Stock Purchase Plan

  Purpose. The purpose of the IESPP is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and to promote the success of the Company's business.

  Administration. The Board of Directors administers the IESPP. Subject to the other provisions of the IESPP, the Board has full and exclusive authority to construe, interpret and apply the terms of the IESPP, and to determine eligibility.

  Eligibility. Any employee of the Company or a subsidiary designated by the Board of Directors on a given enrollment date is eligible to participate in the IESPP.

  Participation. An eligible employee may become a participant in the IESPP by completing a subscription agreement authorizing payroll deductions and filing it with the Company or a designated subsidiary prior to the applicable enrollment date.

  Payroll Deductions. At the time a participant files his or her participation agreement, he or she elects to have payroll deductions made on each pay day during the offering period in an amount not to exceed 10% of the compensation which he or she receives on each pay day during the offering period. A participant may discontinue, increase or decrease his or her participation during the offering period by filing a new subscription agreement. No interest accrues on payroll deductions.

  Offering Periods. The offering period is a period of approximately six months, commencing on the first trading day on or after April 1 and terminating on the last trading day in the period ending September 30, or commencing on the first trading day on or after October 1 and terminating on the last trading day in the period ending March 31.

  Issue Price. The issue price of one share is equal to eighty five percent (85%) of the lowest closing sales price for one Ordinary Share or one ADS corresponding to one Ordinary Share (or the closing bid, if no sales were registered) as quoted on the system or exchange on which the shares are listed or traded with the greatest volume of trading on the last trading day prior to the first day of the offering period or on the last trading day of the offering period.

  Withdrawal; Termination of Employment. A participant may withdraw all but not less than all the payroll deductions credited to his or her account at any time prior to the exercise date. A participant's withdrawal from an offering period has no effect on his or her eligibility to participate in any succeeding offering period. Upon a participant ceasing to be an employee for any reason, he or she is deemed to have elected to withdraw from the IESPP and the payroll deductions not yet used to exercise the option are returned to such participant.

Tax Information

  The IESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the United States Internal Revenue Code of 1986, as amended.

  Under these provisions, no income will be taxable to a participant until the shares purchased under the IESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year from the date of the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss of such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Under current French tax regulations, the Company is not entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

  The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the United States Internal Revenue Code of 1986, as amended. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTIONS RELATED TO THE
                                     IESPP

                                  PROPOSAL 13

                        TO AMEND THE COMPANY'S STATUTS

  To provide the Company additional flexibility to list, if it elects to so do, its shares on a French stock exchange, several amendments to the Statuts of the Company must be considered (which amendments would not become effective unless and until such listing occurs), as follows:

  a) Form of shares: It is necessary to change the form of shares so that the shares may be held in registered or bearer form, at the shareholder's discretion, in accordance with regulations applicable to companies listed on a French stock exchange.

  b) Identification of shareholders:

  Pursuant to the mandatory regulations applicable to companies listed on a French stock exchange, shareholders who, through one or several entities, hold shares or voting rights representing more than 5%, 10%, 20%, 33.33%, 50% or 66.66% must notify the Company of the total number of Ordinary Shares or voting rights owned, within 15 days from the date these thresholds have been reached. If a shareholder fails to comply with the notification obligation, shares in excess of the relevant threshold are deprived from voting rights for as long as notification has not been made and for a period of two years thereafter.

  The thresholds applicable under the above mandatory regulations may be lowered in the Statuts, subject to shareholders' approval of a resolution to amend the Statuts.

  We propose to amend the Statuts in accordance with the above and to provide that the notification obligation shall apply under the same conditions each time the percentage reaches 5% of the share capital or voting rights, or any multiple thereof. The notification obligations would also apply each time the percentage of capital or voting rights falls under 5% or a multiple thereof. We further propose that in the event a shareholder fails to notify the Company, one or several shareholders holding together at least 5% of the share capital or voting rights may request that the shares or voting right certificates be deprived from voting rights for as long as notification is completed and for a two-year period thereafter.

  We further propose to include in the Statuts a provision whereby the Company may request, at its expense, from the entity tracking bearer shares transfer (SICOVAM) communication of the identity and number of shares held by holders of bearer shares.

  c) Participation at shareholders' meetings: We propose to provide in the Statuts that, for holders of bearer Ordinary Shares, the right to participate in a shareholders' meeting is subject to the filing, at least one business day prior to such shareholders' meeting, of a certificate stating that shares are not transferable until the date of such shareholders' meeting.

  d) Other amendments:

  Other proposed amendments to the Company's Statuts relate to provisions which are inappropriate for a company listed on a French stock exchange (e.g., transfer of rights to dividends following a transfer of shares).

  The Thirteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                      AMENDING THE STATUTS OF THE COMPANY

                                  PROPOSAL 14

  AUTHORIZATION TO INCREASE SHARE CAPITAL DURING THE PENDENCY OF A TENDER OR
                EXCHANGE OFFER ON THE SECURITIES OF THE COMPANY

  Under applicable French corporate law, shareholders must pre-approve the issuance of securities of a French corporation. Such approval may be given with respect to a specific transaction or the authority to issue such securities may be delegated to the board of directors who may then issue new shares without further shareholder action subject, in certain cases, to shareholders' preferential subscription right. A "preferential subscription right" is a statutory pre-emptive right of a shareholder to subscribe to purchase a pro rata portion of additional securities being issued. The right is transferable by a shareholder during the subscription period separate from the shares upon which the right was issued. This right may be waived automatically by law or by consent of the shareholders depending on the securities being issued.

  At the shareholders' meeting held on June 18, 1998, the shareholders authorized the Board of Directors to effect, at its discretion, various securities issuances, with or without preferential subscription right, up to an aggregate nominal value of up to FF15,000,000 (corresponding to 15,000,000 Ordinary Shares).

  Under applicable law, such authority granted to the Board of Directors is suspended during the pendency of a tender or exchange offer directed toward securities of the Company unless the shareholders specifically provide that such authority shall remain in effect during such events. At the shareholders' meeting held on June 18, 1998, the shareholders of the Company gave their approval for a period of one year. We believe that it is in the best interest of the Company that the authority granted to the Board to increase the share capital of the Company remain unaffected by a tender or exchange offer. We therefore propose that the Board's authorization to increase the share capital during such events be renewed. In accordance with French corporate law, the authorization will be valid only until the annual shareholders' meeting called to approve the financial statements for the year ending December 31, 1999.

  The Fourteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                        TO WHICH THIS PROPOSAL RELATES

                                  PROPOSAL 15

      TO AUTHORIZE CAPITAL REDUCTIONS BY CANCELLATION OF TREASURY SHARES

  If the shareholders authorize the share repurchase program pursuant to the Fifth Resolution, we also propose that shareholders authorize the Board of Directors to reduce the share capital, on one or more occasions, by cancellation of the treasury shares held by the Company following a repurchase of its own shares. In accordance with applicable law, shares cancelled over a twenty-four month period may not exceed 10% of the outstanding share capital.

  The above authorization would be valid for a period of eighteen months from the date of this Annual Meeting.

  The Fifteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION TO REDUCE THE SHARE CAPITAL BY CANCELLATION OF TREASURY SHARES

                                  PROPOSAL 16

         TO AUTHORIZE CAPITAL INCREASES BY INCORPORATION OF PREMIUMS,
                              PROFITS OR RESERVES

  At the shareholders' meeting held on June 18, 1998, the shareholders authorized the issuance of various securities, up to a maximum nominal value of FF15,000,000. We propose to amend this authorization in order to expressly provide that the Company's share capital may be increased by incorporation of issue or contribution premiums, profits or reserves, through the issuance and delivery of shares free of charge and/or increase of the nominal value of the shares. Such authorization will facilitate the conversion of the nominal value of the Company's shares in Euros, due to the rounding of shares that will be required to complete the conversion.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION TO AUTHORIZE SHARE CAPITAL INCREASES BY INCORPORATION OF PREMIUMS, PROFITS AND RESERVES

                                  PROPOSAL 17

                 AUTHORIZATION TO ISSUE WARRANTS TO A DIRECTOR

General

  Pursuant to provisions of French law, at the Annual Meeting the shareholders are being asked to approve the issuance of warrants to purchase an aggregate 15,000 Ordinary Shares of the Company to Mr. Vincent Worms, subject to the condition precedent that the shareholders approve the re-election of Mr. Worms as director pursuant to the Third Resolution.

  This Proposal requires that shareholders waive their preferential subscription right related to such warrants and to the shares which may be issued upon exercise of such warrants.

Exercise Price

  The exercise price per share will be equal to the estimated market value of one share of the Company, determined using the last closing sale price of the Company's ADSs on the Nasdaq-Amex National Market on the last trading day prior to the date of the Annual Meeting, multiplied by the noon buying rate for the Euro as quoted by the Federal Reserve Bank of New York for such date.

Auditors Report

  The issuance of warrants without payment as consideration may be viewed as a "special advantage" granted to the recipients within the meaning of French corporate law. As a result, an independent auditor appointed by the courts, will consider, in a specific report, the nature and the consequences, if any, on the situation of the shareholders, of the special advantages granted to the recipients. The special advantage from which the recipient of the warrants would benefit consists of the implementation of a fixed exercise price per share on the date of grant which may be lower than the fair market value at the time of exercise, and the granting of such warrants without payment as consideration.

Vesting and Exercise

  The right to purchase the shares underlying the warrants will vest immediately, starting May 4, 1999. In the event of Mr. Worms' termination as a Director, Mr. Worms will be able to exercise the vested warrants for ninety
(90) days following the date of such termination.

  In the event of a merger or other change of control of the Company, the holder of the warrant will be notified and given the same information as if he were a shareholder in order to exercise his right to purchase the shares underlying the warrant.

Adjustments

  In the event that, while the warrants are outstanding, the Company consummates one of the transactions listed below, the rights of the holder of the share warrants shall be preserved pursuant to the conditions provided for in articles 171 to 174 of Decree n(degrees)67-236 of March 23, 1967. However, such preservation of rights shall be made based on the number of shares that such holder would have been entitled to had he exercised the vested warrants on the date of consummation of the transaction at issue.

  Such transactions are listed in article L194-5 of the law n(degrees)66-537 of July 24, 1966 on commercial companies and include:

    (a) issuance of securities with shareholders' preferential right of subscription,

    (b) increase in the share capital by incorporation of reserves, profits or issue premiums,

    (c) distribution of reserves in cash or in portfolio securities, or

    (d) issuance of securities convertible into shares.

  In the event of reduction in share capital due to losses, the rights of the holder of the warrant, with respect to the number of shares to which he is entitled to receive upon exercise of his warrant, will be reduced accordingly, as if the holder had been a shareholder from the date of issuance of such warrant, whether the reduction of share capital be carried out by reducing the nominal value of the shares or by reducing the number of shares issuable upon exercise of the warrant.

Transferability

  The warrants are not transferable, except to a spouse, a direct descendant or ascendant, or a sibling of the warrant holder.

Dilutive effect

  In accordance with French law, the following is an analysis of the dilutive effect of the issuance of the proposed warrants, based on the unconsolidated equity of Business Objects S.A.

  In the event that none of the warrants to purchase 130,000 shares already issued to certain Directors are exercised, and that the 15,000 additional warrants to be issued are exercised at the price of FF228 per share, the percentage ownership interest of a shareholder holding 1% of the outstanding shares of the Company will, after the completion of the capital increase, have decreased to 0.9991%. If all of the warrants to purchase 130,000 shares already issued were exercised, before the exercise of the new warrants mentioned above, such shareholder would have his percentage ownership changed to 0.9917%.

  In addition, assuming an issue price per share equal to FF228, the equity capital per share, which was FF18.55 at December 31, 1998 after taking into account stock option exercises of fiscal 1998, would increase to FF19.18 per share (before taking into account the assumed exercise of the warrants to purchase 130,000 shares already issued).

Other Consequences of Issuing Warrants

  Should shareholders approve the issuance of the proposed warrants, the Company shall, in accordance with French corporate law, and for as long as any warrant is outstanding, refrain from redeeming its share capital and modifying the allocation of profits.

  The Seventeenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                     THE ISSUANCE OF WARRANTS TO DIRECTOR

    INFORMATION REGARDING NOMINEES, OTHER DIRECTORS AND EXECUTIVE OFFICERS

  Set forth below is certain information regarding the nominees for Directors, each other Director of the Company whose term of office continues after the Annual Meeting, and each executive officer of the Company.

        Name        Age           Principal Occupation and Business Experience
        ----        ---           --------------------------------------------
                                                     Nominee

 Vincent Worms.....  46 Partner. Mr. Worms has been, since 1982, a General Partner of
                        Partech International Inc., a venture capital firm. Prior to his nomination as a Board member on July 28, 1994, Mr. Vincent Worms served as a permanent representative of Paribas Europe
                        Investment V.O.F., a shareholder of the Company and a member of the Board from 1991 until that date. Mr. Worms is a director of
                        SangStat Medical, DrugAbuse Sciences, Informatica Corporation,
                        Aptix Corporation and Decisive Technology. Mr. Worm's term of office on the Board of Directors expires at this Annual Meeting.

                                                 Other Directors

 Bernard Liautaud..  37 Chairman of the Board, President and Chief Executive
                        Officer. Mr. Liautaud is a founder of Business Objects and has served as Chairman of the Board and Chief Executive Officer of
                        the Company since the Company's inception in August 1990. Prior to the founding of Business Objects, Mr. Liautaud was the Sales
                        Marketing Manager with Oracle France. Mr. Liautaud's term of office on the Board of Directors expires in 2000. Mr. Liautaud is the son-in-law of Mr. Silverman, a Director of the Company.
                        Mr. Liautaud does not hold directorships other than in
                        subsidiaries of Business Objects.
 Philippe Claude...  50 Partner. Mr. Claude has been a General Partner of Atlas Venture, a venture capital firm, since 1993. Prior to his nomination as a
                        Director of the Company in July 1994, Mr. Claude served as a permanent representative of Paribas Europe Investment V.O.F., a shareholder of the Company and a member of the Board from 1991 until that date, and as permanent representative of Atlas
                        Venture, a shareholder of the Company and a member of the Board from 1992 until that date. Mr. Claude is a director of Ilog
                        S.A., Cosmos Bay S.A, Spotfire A.B., Temposoft, Lexiquest., and
                        Allo Cine S.A. Mr. Claude's term of office on the Board of
                        Directors expires in 2000.
 Bernard Charles...  42 President of Dassault Systemes. Mr. Charles has been President of Dassault Systemes, a worldwide leader in computer aided design (CAD) since September 1995. From 1988 to September 1995, he was President of the Research & Development department of
                        Dassault Systemes. Mr. Charles is a director in a number of
                        Dassault Systemes' subsidiaries, Deneb Robotics Inc., Enovia
                        Corp., Solidworks Corp., and Invention Machine Corp. Mr.
                        Charles' term of office expires in 2001.
 Albert Eisenstat..  68 Consultant and Private Investor. Albert Eisenstat has been a consultant and private investor since 1993. Mr. Eisenstat was a
                        Director and Executive Vice President for Corporate Development
                        and Corporate Secretary of Apple Computer Inc. from 1988 to
                        1993. Mr. Eisenstat is a director of Commercial Metals Co,
                        Sungard Data Systems, Benham Group of Mutual Funds, and SPL
                        Worldgroup. Mr. Eisenstat joined the Company's Board of
                        Directors in June 1995, and his term on the Board of Directors expires in 2001.

         Name          Age           Principal Occupation and Business Experience
         ----          ---           --------------------------------------------

 Arnold Silverman.....  60 Consultant and Private Investor. Mr. Silverman is a consultant and private investor. Mr. Silverman was the President of ICOT
                           Corporation from 1979 to 1985 and a director of Oracle
                           Corporation from 1984 to 1991. Mr. Silverman is a director in
                           Time Ten Performance Software Company, Luna Information Systems,
                           Informatica Corporation, Exemplary Corporation and Softway
                           Systems. Mr. Silverman is the father-in-law of Mr. Liautaud. Mr.
                           Silverman joined the Company's Board of Directors in February of
                           1991, and his term on the Board of Directors expires in 2001.

                                                   Executive Officers

 Clifton Weatherford..  52 Senior Group Vice-President and Chief Financial Officer. Mr.
                           Weatherford joined the Company in August 1997 as Chief Financial
                           Officer and is responsible for the worldwide finance and
                           administration organization. He has more than 25 years of
                           financial management experience, most recently as Chief
                           Financial Officer of NETCOM On-Line Communication Services, Inc.
                           from January 1996 to August 1997. Prior to joining NETCOM, Mr.
                           Weatherford served as Chief Financial Officer of Logitech, Inc.
                           from February 1994 to December 1995. He has also held senior financial positions at Texas Instruments, Applied Materials, and
                           Tandem Computers. Mr. Weatherford does not hold directorships other than in Business Objects subsidiaries.
 Alexandre Dayon......  31 Group Vice-President, Product Development. Mr. Dayon joined the
                           Company in 1990 and is responsible for all product development, and quality assurance. His responsibilities include design and specification, product documentation, third party technical relationships and platform support extension.
 David Kellogg........  36 Group Vice-President, Corporate Marketing. Mr. Kellogg joined the Company in May 1995 and is responsible for corporate
                           marketing at Business Objects, including product, product line, and strategic marketing, as well as corporate communications.
                           Mr. Kellogg has more than 12 years of experience in the database and software tools industry. Before joining Business Objects, he was vice president of marketing at Versant Object Technology from June 1992 to April 1995. Prior to that, he held a number of technical and marketing positions with Ingres Corporation, concluding his tenure as Director of Product Marketing.
 Lawrence Lieberman...  49 Group Vice-President, Corporate Development. Mr. Lieberman
                           joined the Company in October 1996 and is in charge of the
                           Company's global corporate development activities, including mergers and acquisitions, technology licensing, and strategic initiatives. Mr. Lieberman has more than 15 years of experience in the software industry, with a special emphasis on finance, licensing, corporate investments, planning, and structuring strategic alliances. From 1993 to October 1996, Mr. Lieberman served as an independent consultant and investor in the
                           healthcare technology and wireless communications industry. Mr.
                           Lieberman's experience also involved senior level positions at
                           Kaleida Labs (joint venture of Apple and IBM) and in Apple's
                           Strategic Investment Group. From 1976-1981, he served as
                           Director of Admissions for the Stanford Business School.

                         BOARD MEETINGS AND COMMITTEES

  The Board of Directors held a total of eight meetings (including regularly scheduled and special meetings) during fiscal 1998. Mr. Claude attended four meetings out of eight. Mr. Charles, elected in June 1998, attended two meetings out of three. No other incumbent Director during the last fiscal year, while a member of the Board of Directors, attended in person or via conference call fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees on which such Director served.

  The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

  The Audit Committee, which currently consists of Messrs. Claude and Silverman, is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors,
(iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held four meetings during fiscal 1998.

  The Compensation Committee, which currently consists of Messrs. Eisenstat and Worms, is responsible for reviewing the compensation and benefits for the Company's Chief Executive Officer and other Executive Officers. The Compensation Committee held one meeting during fiscal 1998. Neither Mr. Eisenstat nor Mr. Worms is an officer or employee of the Company.

  Each of the Committees makes recommendations to the Board of Directors, for final decision by the Board.

                           COMPENSATION OF DIRECTORS

  With the exception of Mr. Liautaud, Directors received cash remuneration for serving on the Board of Directors, consisting in fiscal 1998 of fees of U.S.$3,000 per quarterly Board meeting attended and a U.S.$2,000 quarterly retainer. Directors are also reimbursed for reasonable expenses incurred in attending Board and Committee meetings.

                     WARRANTS ISSUED TO CERTAIN DIRECTORS

  On April 25, 1995, the Board of Directors approved the issuance of warrants to purchase 12,000 shares to Mr. Eisenstat with an exercise price of FF72.7875 per share, that vest at a rate of 33.33% per year from June 22, 1995. The warrants were issued in June 1995 after formal shareholder approval. The difference between the exercise price and the estimated fair value of such warrants as determined in April 1995 was immaterial. As of December 31, 1998, all of such warrants remained outstanding.

  On April 28, 1997, the Board of Directors approved the issuance of warrants to purchase 12,000 shares to each of the following Directors: Mr. Claude, Mr. Eisenstat, Mr. Silverman and Mr. Worms. These warrants have an exercise price of FF55,328 per share, and vest monthly over three years from January 1, 1997. The warrants were issued in June 1997 after formal shareholder approval. The difference between the exercise price and the estimated fair market value of such warrants as determined in April 1997 was immaterial. As of December 31, 1998, all of such warrants were outstanding.

  On April 28, 1998, the Board of Directors approved the issuance of warrants to purchase 70,000 shares to the following Directors: Mr. Claude (10,000 shares), Mr. Eisenstat (15,000 shares), Mr. Silverman (15,000 shares), Mr. Worms (5,000 shares) and Mr. Charles (25,000 shares). These warrants have an exercise price of FF96.66 per share. Warrants granted to Albert Eisenstat, Arnold Silverman and Bernard Charles vest annually over three years starting June 18, 1998. Warrants granted to Philippe Claude vest annually over two years starting June 18, 1998. Warrants granted to Mr. Worms will be fully vested on June 18, 1999. The warrants were issued in June 1998 after formal shareholder approval. The exercise price was equal to the estimated fair market value of such warrants on the grant date in June 1998. As of December 31, 1998, all of such warrants were outstanding.

                         BENEFICIAL SHARE OWNERSHIP BY
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

  The following table sets forth the beneficial ownership of American Depositary Shares or Ordinary Shares (together referred to as the "shares") of the Company for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company; (ii) each of the Company's Directors; (iii) the Company's Chief Executive Officer and each of the Named Executive Officers named in the Summary Compensation Table hereof; and (iv) all Directors and executive officers of the Company as a group. Information related to holders of more than 5% of the outstanding shares was obtained from filings made with the Securities & Exchange Commission pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Information related to Directors and Executive Officers is as of the Record Date.

5% Shareholders, Directors and                Shares             Percentage
Officers                              Beneficially Owned (1) Beneficially Owned
------------------------------        ---------------------- ------------------
5% Shareholders
The DWS Group (2)...................        1,252,638                7.3%
Bernard Liautaud (3)................        1,244,975                7.2%
Pilgrim & Baxter Associates, Ltd....          873,900                5.1%

Directors
Philippe Claude (4).................           12,231                  *
Albert Eisenstat (5)................           23,333                  *
Arnold Silverman (6)................          120,625                  *
Vincent Worms (7)...................          221,701                1.3%
Bernard Charles.....................                1                  *

Executive Officers
Clifton Weatherford (8).............           18,705                  *
Alexandre Dayon (9).................           51,033                  *
David Kellogg (10)..................           34,543                  *
Lawrence Lieberman (11).............           53,348                  *

All Directors and executive officers
 as a group (10 persons) (12).......        1,780,495               10.3%

--------
 *   Less than 1%.
 (1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of March 10, 1999 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.
 (2) Information obtained from Beacon Hill Partners, Inc.
 (3) Mr. Liautaud is also President and Chief Executive Officer and a Director of the Company. Includes 12,500 shares issuable upon the exercise of stock options exercisable through May 9, 1999.
 (4) Includes 9,332 shares issuable upon the exercise of share warrants exercisable through May 9, 1999.
 (5) Includes 21,332 shares issuable upon the exercise of share warrants exercisable through May 9, 1999.
 (6) Includes 9,332 shares issuable upon the exercise of share warrants exercisable through May 9, 1999.
 (7) Includes 9,332 shares issuable upon the exercise of share warrants exercisable through May 9, 1999. Also includes shares held by certain funds affiliated with Mr. Worms, for which he disclaims beneficial ownership except as to his pecuniary interests, as follows: AXA U.S. Growth Fund, L.L.C. (45,000 shares), Paribas U.S. Growth Fund Partners C.V. (70,000 shares), Double Black Diamond II L.L.C. (8,517 shares), and Partech International S.A. (4,623 shares). Mr. Worms could be deemed to beneficially own such shares.
 (8) Includes 16,666 shares issuable upon the exercise of stock options exercisable through May 9, 1999.
 (9) Includes 39,033 shares issuable upon the exercise of stock options exercisable through May 9, 1999.
(10) Includes 32,865 shares issuable upon the exercise of stock options exercisable through May 9, 1999.
(11) Includes 46,250 shares issuable upon the exercise of stock options exercisable through May 9, 1999.
(12) Includes 196,642 shares issuable upon the exercise of stock options and warrants exercisable through May 9, 1999.

                        EXECUTIVE OFFICER COMPENSATION

Compensation Tables

  Summary Compensation Table. The following table shows certain information concerning the compensation of (i) the Company's Chief Executive Officer, (ii) the Company's four most highly compensated executive officers other than the Chief Executive Officer and (iii) one additional person who served as an Executive Officer during a portion of 1998 and whose compensation in 1998 exceeded $100,000 (collectively, the "Named Executive Officers") for the fiscal years ended December 31, 1998, 1997 and 1996.

                                                                         Shares
                                                                       Underlying
Name and Principal        Fiscal  Salary   Bonus      Other Annual      options          All Other
Position                   Year    (1)      (1)    Compensation (1)(2)    (#)       Compensation (1)(3)
------------------        ------ -------- -------- ------------------- ----------   -------------------
Bernard Liautaud........   1998  $319,958 $249,500       $25,582         50,000          $ 66,000
 Chairman, President and
 Chief Executive Officer   1997   296,113  149,518        24,991            --            135,554
                           1996   195,313   15,163        30,244            --                --
Clifton T. Weatherford..   1998   250,008  112,234           --          35,000               --
 Senior Group Vice
 President and             1997    85,289   20,333           --         100,000            30,000
 Chief Financial Officer
 (4)                       1996       --       --            --             --                --
Alexandre Dayon.........   1998   130,396   85,801        35,546         60,000            14,974
 Group Vice-President,     1997   101,890   27,662        16,698            --              3,841
 Product Development       1996    87,094   14,526        12,188         25,000             4,753

David Kellogg...........   1998   134,337  100,648        29,905         50,000            15,453
 Group Vice-President,     1997    92,640   42,008        29,842         70,000(6)          3,517
 Corporate Marketing       1996    98,194   15,762        31,623         40,000             4,341

Lawrence Lieberman......   1998   175,000   77,608           --          12,500               --
 Group Vice-President,     1997   156,250   35,001           --          80,000(7)            --
 Corporate Development     1996    38,077    6,000           --          60,000               --

David Ellett (5)........   1998   164,135   39,113           --             --             26,806
                           1997   202,500  123,733           --         200,000               --
                           1996       --       --            --             --                --

--------
(1) All amounts are stated in U.S. dollars. For executive officers paid in total or in part in French franc, translation of compensation into U.S. dollars is made using the average exchange rate for the relevant year. Executive officers paid in total or in part in French franc are Bernard Liautaud, Alexandre Dayon, and David Kellogg. Due to the variation of the exchange rate of the U.S. dollar against the French franc, the dollar values in this Summary Compensation Table do not reflect actual compensation raises.
(2) Other annual compensation for Mr. Liautaud includes (i) a company car allowance of $18,000 in 1998, $17,260 in 1997 and $22,266, in 1996, (ii)
    life insurance premiums of $4,372 in 1998, $4,573 in 1997, and $4,479 in 1996 and (iii) unemployment coverage of $3,210 in 1998, $3,158 in 1997 and $3,499 in 1996. Other annual compensation paid to other executive officers corresponds to company car and housing expenses paid by the Company on their behalf.
(3) All other compensation for Mr. Liautaud in 1997 and 1998 includes a total of $201,554 payable as a relocation and cost of living allowance due to his move from France to California. All other compensation for Mr. Ellett in 1998 includes (i) a relocation allowance of $15,097 and (ii) a waiver of interest on a company loan of $11,709. All other compensation paid to Mr. Weatherford in 1997 corresponds to a sign-on bonus. All other compensation paid to other executive officers corresponds to a contingent profit-sharing program payable to employees of Business Objects S.A in accordance with French laws.
(4) Mr. Weatherford joined the Company in August 1997.
(5) Mr. Ellett joined the Company as Chief Operating Officer in April 1997 and resigned in June 1998.
(6) Consists of options to purchase 30,000 shares granted in 1995 and 40,000 shares granted in 1996, which were repriced in 1997.
(7) Includes options to purchase 60,000 shares granted in 1996 and repriced in 1997.

  Option Grants in Fiscal 1998. The following table contains information concerning the grant of stock options to its Named Executive Officers during fiscal 1998.

                                       Individuals grants
                         -----------------------------------------------
                                                                             Potential
                                                                         Realizable Value
                                                                         at Assumed Annual
                                                                          Rates of Stock
                            Number of    % of Total Exercise                   Price
                           Securities     Options    or Base             Appreciation For
                           Underlying     granted     Price               Option Term (1)
                         Options Granted in Fiscal  ($/share) Expiration -----------------
Name                     in Fiscal Year     Year       (2)       Date    5% ($)   10% ($)
----                     --------------- ---------- --------- ---------- ------- ---------
Bernard Liautaud........     50,000         3.4%     13.95     04/14/08  438,654 1,111,635

Clifton Weatherford.....     25,000         1.7%     15.375    07/07/08  241,731   612,595
                             10,000         0.7%     13.938    10/27/08   87,652   222,128

Alexandre Dayon.........     25,000         1.7%     13.875    02/10/08  218,148   552,829
                             35,000         2.4%     13.938    10/27/08  306,783   777,447

David Kellogg...........     25,000         1.7%     13.875    02/10/08  218,148   552,829
                             25,000         1.7%     13.938    10/27/08  219,130   555,320

Lawrence Lieberman......     12,500         0.8%     13.938    10/27/08  109,565   277,660

--------
(1) In accordance with Securities and Exchange Commission rules, these columns show gains that might exist for the respective options over the period of the option terms. This valuation model is hypothetical. If the stock price does not increase over the exercise price, compensation to the Named Executive Officer would be zero.
(2) All stock options are granted at no less than the fair market value on the last trading day prior to the date of grant, in accordance with the terms of the Company's 1994 Stock Option Plan.

  Aggregated Option Exercises in Fiscal 1998 and Fiscal Year-End Option Values. The following table sets forth the value of in-the-money options held by each of the Named Executive Officers as of December 31, 1998.

                                                        Number of Securities      Value of Unexercised
                                                       Underlying Unexercised     In-The Money Options
                                                          Options at FY-End         at FY-End ($)(1)
                         Shares Acquired    Value     ------------------------- -------------------------
Name                     on Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
----                     --------------- ------------ ----------- ------------- ----------- -------------
Bernard Liautaud........        --             --          --         50,000          --        872,628
Clifton Weatherford.....        --             --       33,333       101,667      797,897     2,160,829
Alexandre Dayon.........        --             --       34,301        73,699      602,226     1,308,512
David Kellogg...........     15,000        164,057      36,367        68,633      870,523     1,348,003
Lawrence Lieberman......        --             --       39,165        53,335      912,741     1,144,670
David Ellett............     58,333        126,262         --            --           --            --

--------
(1) These values represent the spread between the respective exercises prices of outstanding options and the closing price of the Company's ADS on December 31, 1998 ($32.50). Option prices are set in French francs, in accordance with French law, and are converted, for purposes of this table, at the year-end exchange rate of French franc versus U.S. dollar.

          REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  The Company's executive pay programs are designed to attract and retain executives who will contribute to the Company's long-term success, to mesh executive and shareholders' interests through stock option-based plans and to provide a compensation package that recognizes individual contributions and Company performance. At this point in the Company's growth, the Committee has determined that the most effective means of compensation are base salaries and long-term incentives through the Company's stock option programs.

  Base Salary. The base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions in high growth, technology-based companies of reasonably similar size. The Committee reviews executive salaries annually and adjusts them as appropriate to reflect changes in the market conditions and individual performance and responsibility. The Committee has engaged the services of outside consultants from time to time to determine appropriate compensation levels.

  Stock Options. Under the Company's stock option plans, stock options may be granted to executive officers and other employees of the Company. Upon joining the Company, an individual's initial option grant is based on the individual's responsibilities and position. The size of stock option awards is based primarily on an individual's performance and responsibilities. Because of the competitive nature of the technology industry in which the Company competes, the Committee believes stock option grants are an effective method of incentivizing executives to take a longer term view of the Company's performance and to ensure that the executive's and the stockholder's interests are in alignment.

  Bonus. The bonuses awarded to executive officers are determined based on achievement of individual and Company performance goals and vary from 0% to 37.5% of the base salary if such performance goals are met. The bonus may be higher in the event of complete achievement of personal objectives and over-achievement of the Company's objectives.

  Other. Other elements of executive compensation include Company-wide medical and life insurance benefits and the ability to defer compensation pursuant to a 401(k) plan, with, effective January 1999, the benefit of the Company matching employee contribution up to a maximum of $1,500 per year vesting over three (3) years. Executive officers employed with the Company in France are entitled to participate in a profit-sharing plan, which provides for contingent compensation, based on the Company's achievement of certain revenues and operating profits targets.

 Chief Executive Officer Compensation for 1998

  During fiscal 1998, the Chief Executive Officer's compensation was comprised of a base salary of $320,000, a car allowance of $18,000 and a variable salary if certain performance criteria were met. Variable salary is a mix of personal and Company objectives. The Company objectives represented fifty percent of the total bonus payable to the Chief Executive Officer for fiscal 1998 and is based on the Company's achievement of certain revenues and earnings per share thresholds. For fiscal 1998, based on objectives achieved, the amount of the variable compensation to be awarded to the Chief Executive Officer is $249,500. In addition to the above, the Chief Executive Officer is entitled, due to his move from France to California in the summer of 1997, to a temporary cost of living allowance, of $200,000, of which $135,000 was paid in 1997, and the remainder was paid in 1998.

  The Company's Chief Executive Officer has not received any other special or additional compensation other than as described above.

  The Committee has considered the potential impact of Section 162(m) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Section"). The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. Since the cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Committee believes that any options granted under the Option Plan will meet the requirements of being performance-based, the Committee believes that the Section will not reduce the tax deduction available to the Company. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

                           COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS Albert Eisenstat
                           Vincent Worms

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In June 1997, the Company loaned $200,000 to one of its executive officers, David Ellett. Mr. Ellett resigned from the Company in June 1998. The loan was secured by a deed of trust and was repaid on May 18, 1998. Interest of 6.23% per annum was waived.

                     COMPENSATION COMMITTEE INTERLOCKS AND
                INSIDER PARTICIPATION IN COMPENSATION DECISIONS

  The Company's Compensation Committee currently consists of Messrs. Eisenstat and Worms. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the Board of Directors or compensation committee of any other Company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

  French law prohibits the Company from entering into indemnification agreements with its Directors providing for limitations on personal liability for damages and other costs and expenses that may be incurred by Directors and officers arising out of or related to acts or omissions in such capacity. French law also prohibits the Statuts of the Company from providing for limitation of liability of a member of the Board of Directors. These prohibitions may adversely affect the ability of the Company to attract and retain Directors. Generally, under French law, Directors and officers will not be held personally liable for decisions taken diligently and in the corporate interest of the Company.

  The Company has entered into an agreement with each of its Directors, its President and Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer and other members of senior management designated by the Board of Directors pursuant to which the Company agreed to contract for and maintain liability insurance against liabilities which may be incurred by such persons in their respective capacities, including liabilities which may be incurred under the U.S. federal and state securities laws, subject to certain limitations. The Company believes that entering into such agreement and maintaining appropriate liability insurance for its Directors and officers will assist the Company in attracting and retaining qualified individuals to serve as Directors and officers.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

  Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Such officers, directors and ten-percent stockholders are also required by Securities and Exchange Commission rules to furnish Business Objects with copies of all Section 16(a) forms they file.

  Based solely on our review of the copies of such forms received by it, we believe that, for the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with except as follows: (1) Bernard Charles became a reporting person on June 18, 1998, but did not file a Form 3 until July 10, 1998, (2) David Ellett did not file a Form 4 for a sale of shares by his wife in October 1998, but included the transaction in a Form 5 filed in February 1999, and (3) Vincent Worms became a reporting person in September 1997, and filed his Form 3 on a timely basis, however, he failed to include certain shares held directly by him and indirectly through an affiliate. Mr. Worms filed amended Form 3s in September 1998 and March 1999 to include such shares.

               COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN

  The following graph sets forth the Company's total cumulative shareholder return as compared to the NASDAQ Market Index and the MG Group Index. The total shareholder return assumes U.S.$100 invested on September 23, 1994 in shares of the Company, the Nasdaq Index and the MG Group Index. Total return assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

               COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN
    AMONG BUSINESS OBJECTS S.A., MG GROUP INDEX AND NASDAQ MARKET INDEX

                      [PERFORMANCE GRAPH APPEARS HERE]

                                           MEASUREMENT PERIOD
                         09/23/94 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
                         -------- -------- -------- -------- -------- --------
BUSINESS OBJECTS S.A....  100.00   124.58   163.98    91.53    70.34   220.34
MG GROUP INDEX..........  100.00   109.31   157.54   223.60   298.44   524.53
NASDAQ MARKET INDEX.....  100.00    97.99   127.10   157.94   193.20   272.49

 REPORT OF THE BOARD OF DIRECTORS ON THE ACTIVITIES OF THE COMPANY DURING THE
                               FISCAL YEAR 1998

  In accordance with French corporate law, the following discussion relates to the unconsolidated accounts of Business Objects S.A. (the "Company"), the French parent company of the Business Objects group, as well as the consolidated accounts of Business Objects S.A. and its subsidiaries (the "Group"). These accounts are prepared in accordance with French GAAP.

  Consolidated accounts in U.S. dollars prepared in accordance with U.S. GAAP are not included in this report. For a discussion of the consolidated financial statements prepared in accordance with U.S. GAAP, please see the enclosed Annual Report.

1. Results of the Group during the fiscal year 1998

  Consolidated financial data discussed below are derived from the consolidated financial statements prepared in French franc in accordance with French GAAP, audited by Ernst & Young and Mr. Pierre Dupuy, independent auditors.

  Total operating revenues increased from FF667 million in 1997 to FF974 million in 1998, representing an increase of 46%. The Group generated approximately 65% of its total revenues from licenses of BusinessObjects. The remaining portion of the Group's total revenue was comprised of revenues from services related to licenses of BusinessObjects.

  License fees increased from FF458 million in 1997 to FF635 million in 1998. This increase in license fees reflected increased unit licenses of the Company's existing software products and the expansion of the Company's product offerings, including an increase in the number of relational databases supported by the Company's software. The increase in license fees also resulted from growth in all major geographic areas. License fees in the United States grew 31% from 1997 to 1998, and represented 29% of the Group's total license fees in 1998, as compared to 31% in 1997. License fees in Europe grew 42% from 1997 to 1998, and represented 63% of the Group's total license revenue, as compared to 62% in 1997. License fees in Asia grew 39% from 1997 to 1998, and represented 8% of the Group's total license fees in 1998, as compared to 7% in 1997.

  Revenues from services consist of consulting revenue, training revenue and maintenance revenue. Revenues from services increased from FF209 million in 1997 to FF339 million in 1998, representing respectively 31% and 35% of the Group's total revenues. Revenues from services in 1998 increased 62% over the prior year as compared with an increase of 97% during 1997. The increase in revenues from services during both years was due primarily to increases in maintenance revenues related to increases in the Group's installed customer base and the renewal of support contracts, and increases in training and consulting revenues.

  Total operating expenses increased from FF545 million in 1997 to FF725 million in 1998, representing respectively 82% and 74% of the total revenues.

  Income from operations increased from FF24 million in 1997 to FF91 million in 1998, representing an increase of 279%.

  Net other income increased from FF10 million in 1997 to FF12 million in 1998. The Group generated FF8 million-interest income in 1998, as compared to FF6 million in 1997. The increase in interest income was due to a higher cash balance. Net exchange gains totaled FF0.6 million in 1998, as compared to FF3.4 million in 1997. The Company operates on a multinational basis and a significant portion of its business is conducted in currencies other than the French franc, mainly the U.S. dollar, British pound sterling, German mark and Japanese yen. To date, the Company has not undertaken hedging transactions to cover its currency exposures. The Group also recognized as income the investment grant that was awarded by the French Ministry of Commerce in 1992. This grant became finally and fully recognizable to the Company, the total amount is FF4 million.

  Net income, after provision for income taxes of FF42 million, increased from FF17 million in 1997 to FF59 million in 1998, representing an increase of 247%.

  Consolidated balance sheet. Total assets increased from FF565 million in 1997 to FF760 million in 1998. This increase was primarily due to an increase in cash and cash equivalents, which was due to the improvements of the accounts receivable collection. It was also due, to a lesser extent, to the increase in fixed assets, as the Company continued investing in office equipment, hardware, software and leasehold improvements. The increase in liabilities and shareholders' equity was primarily due to an increase in deferred revenue and an increase in retained earnings.

2. Unconsolidated results of Business Objects S.A. during the fiscal year 1998

  The financial year 1998 is the seventh financial year of the Company. In 1998, the Company recorded a 36% growth in revenue from products. Such revenues in 1998, which consist of 61% license revenues and 39% services, reached FF363 million or FF188 million exclusive of sales to subsidiaries. In 1997, total revenues were FF267 million or FF160 million exclusive of sales to subsidiaries. Other revenues, including operating subsidies and cost transfers (mainly to subsidiaries), increased operating revenues to a total amount of FF391 million in 1998 as compared to FF277 million in 1997. Income from operating activities amounted to FF30 million in 1998, as compared to FF10 million in 1997. Financial income amounted to FF8 million in 1998, as compared to FF11 in 1997. Income before taxes and exceptional items amounted to FF38 million in 1998, as compared to FF21 million in 1997. Exceptional charges were FF0.491 million in 1998, compared to FF0.165 million in 1997. Pre-tax profits for 1998 amounted to FF28 million, as compared to FF17 million in 1997, reflecting an increase of 70%. Corporate income tax amounted to FF10 million and after-tax profits were therefore FF18 million, as compared to FF9 million in 1997.

3. Research and development activities

  The Group's total research and development expenses were approximately FF
113.7 million in 1998, as compared to FF 87.7 million in 1997. The Company's research and development staff consisted of 155 employees as of December 31, 1998. As of December 31, 1998, the Company had not capitalized any software development costs and all the research and development costs have been expensed as incurred.

  The efforts of the Company will continue to concentrate on decision support solutions to enhance its core technology, data representation, and query capabilities and to develop new or enhanced analysis and reporting products.

  In addition, the Company plans to expand its products and services for the internet. Version 2.0 of WebIntelligence was launched in September 1998. This product allows end users to perform ad hoc query, reporting, and analysis over the internet.

  The Company also intends to increase its commitment to deployments on Enterprise Resource Planning (ERP) Systems, by delivering products that complement ERP systems, in order to leverage the decision support opportunities that ERP deployments create. Today the Company offers several Rapid Deployment Templates (RDTs) for various ERP systems, which allow customers to quickly deploy Company products in conjunction with an existing or newly installed ERP system.

4. Future orientation of the Company

  The Company will continue to concentrate its product strategy on three main domains:

  Decision Support Solutions. The Company intends to consolidate its position of market leader and to expand its market share. The Company plans to converge its client-server products with its internet products.

Moreover, the Company intends to enhance the reporting and analysis capabilities of its products, as well as their functionality to access relational and multidimensional databases and business application systems.

  Decision Support Tools for Extranets. The Company intends to consolidate its position in this domain by focusing on products that enable companies to share their databases with their customers, partners and suppliers.

  Solutions. The Company intends to offer products and services aimed at providing companies with a full enterprise solution. The Company further intends to improve the consulting and integration services offered to its customers in connection with products developed by third parties.

  The Company intends to continue to enhance and expand its worldwide presence, particularly in the United States, which continues to be its most competitive marketplace, as well as the marketplace offering better opportunities.

  The Company also intends to continue growing internally, although it may grow externally by the acquisition of third party technology.

5. Important events that have occurred since the close of the financial year

  Since the close of the financial year, the Company is not aware of any event which would adversely affect the assets of the Company and the accuracy of the accounts.

6. Employee Stock Options

  During the 1998 financial year, stock options to purchase 1,487,725 Ordinary Shares were granted to employees under the 1994 Stock Option Plan. During the same year, options to acquire 635,204 shares were canceled, due to termination of employment of optionees. As of December 31, 1998 there were options outstanding to purchase 2,722,769 Ordinary Shares.

  During the financial year 1998, 319,014 options were exercised, giving rise to the creation of 319,014 shares of FF1 nominal value each.

7. Employee Stock Purchase Plans

  The Company implemented an Employee Stock Purchase Plan (the "1995 International Employee Stock Purchase Plan") the terms of which are more fully described under Proposal 12. In 1998, the Company issued a total of 90,952 Ordinary Shares under this Plan, of which 58,672 were issued on April 1, 1998 at a price of FF53.33 per share, and 32,280 shares were issued on October 2 at a price of FF59.49 per share.

  Under the French Employee Savings Plan, the Company also implemented an employee stock purchase plan, intended to qualify under the provisions of French tax regulations. This Plan, the terms of which are more fully described under Proposal 10, is specifically designed for employees of the French parent company, in order for them to benefit from the French statutory provisions relating to employee savings plans. On April 1, 1998, the Company issued 67,812 Ordinary Shares under the French Employee Savings Plan at a purchase price of FF44.06 per share.

  The impact of the above issuances on the shareholders share of unconsolidated net equity of the Company were as follows, before taking into account the 1998 profit of the Company:

        As of December 31, 1997:
          Net equity of the Company (unconsolidated):  FF 282,188,525
          Equity per share:                            FF 16.82
        As of April 1, 1998:
          Net equity of the Company (unconsolidated):  FF 288,305,299
          Equity per share:                            FF 17.05
        As of October 2, 1998:
          Net equity of the Company (unconsolidated):  FF 290,225,638
          Equity per share:                            FF 17.13

  These issuances under the Company's employee stock purchase plans represented a dilution of 0.94%, compared to the shares outstanding as of December 31, 1997.

  Employees having exercised their options or having acquired shares under stock purchase plans held 0.4% of the Ordinary Shares of the Company as of December 31, 1998.

                                          THE BOARD OF DIRECTORS

                             BUSINESS OBJECTS S.A.

                    FIVE YEAR SUMMARY FINANCIAL INFORMATION
                               (In French franc)

                             1994       1995         1996         1997         1998
                          ---------- -----------  -----------  -----------  -----------
1. Capital at year-end
Capital stock, par
 value..................  15,672,902  15,677,662   16,173,513   16,492,297   16,936,427
Number of ordinary
 shares issued..........  15,672,902  15,677,662   16,173,513   16,492,297   16,936,427
Number of preferred
 shares Maximum number
 of shares to be created
 in the future by
 conversion of bonds by
 exercise of
 subscription rights....     808,455   1,200,272    1,825,221    1,993,101    2,534,628


2. Operations and income for the year
Total product revenues..  98,416,577 167,644,564  227,845,192  267,371,015  363,016,601
Income before taxes,
 profit sharing and
 amortization and
 provisions.............  23,822,326  57,008,428   37,279,585   29,190,204   50,257,953
Income tax benefit
 (provision)............     712,773 (14,938,663) (10,045,109)  (7,625,652) (10,393,458)
Required profit
 sharing................   1,312,178   6,306,886    3,460,845    4,415,572   13,370,005
Income after taxes,
 profit sharing and
 amortization and
 provisions.............  19,604,044  29,829,842   20,412,912    9,105,875   18,038,197
Dividends distributed...


3. Income per issued share
Income after taxes and
 profit sharing but
 before amortization and
 provisions.............        1.48        2.28         1.47         1.04         1.56
Income after taxes,
 profit sharing and
 amortization and
 provisions.............        1.25        1.90         1.26         0.55         1.07
Dividends distributed
 per share..............


4. Personnel
Average number of
 employees..............         105         157          215          303          340
Total payroll and social
 charges................  30,477,203  50,487,712   69,866,129   88,609,212  107,414,666
Total social benefits...  14,084,056  22,723,746   31,708,537   41,610,171   59,078,462

                             BUSINESS OBJECTS S.A.

                     UNCONSOLIDATED STATEMENT OF OPERATIONS
                               (in French francs)

                                                         1998          1997
                                                     ------------  ------------
Manuals and packages................................    4,526,809     3,239,632
Product revenues....................................  358,489,792   264,131,383
Total product revenues..............................  363,016,601   267,371,015
Other revenue.......................................   28,006,902     9,653,994
                                                     ------------  ------------
Total operating revenue.............................  391,023,503   277,025,009
Purchases of goods for resale.......................   (5,342,143)   (5,728,614)
Change in inventory.................................     (521,676)    1,477,439
Other outside purchases............................. (168,028,977) (114,122,955)
Taxes...............................................   (6,264,548)   (5,109,479)
Salaries............................................ (107,414,666)  (88,609,212)
Social charges......................................  (59,078,462)  (41,610,171)
Depreciation & amortization.........................  (10,135,559)   (7,618,196)
Reserves against current assets.....................   (1,480,677)   (2,885,667)
Other expenses......................................   (2,745,895)   (2,664,073)
                                                     ------------  ------------
Total operating expenses............................ (361,012,602) (266,870,928)
                                                     ------------  ------------
Operating income....................................   30,010,900    10,154,081
Interest income.....................................    6,493,809     7,271,295
Exchange rate gains.................................   11,591,134     7,688,797
                                                     ------------  ------------
Financial revenues..................................   18,084,945    14,960,092
Reserve for exchange rate losses....................   (2,483,688)   (2,349,431)
Interest expense....................................      (93,698)      (27,695)
Exchange rate losses................................   (7,239,403)   (1,511,669)
                                                     ------------  ------------
Financial expenses..................................   (9,816,789)   (3,888,795)
                                                     ------------  ------------
Income from financial activities....................    8,268,155    11,071,297
Income before tax and exceptional items.............   38,279,055    21,225,378
Exceptional income..................................    4,014,033        86,746
Exceptional expenses................................     (491,428)     (165,025)
                                                     ------------  ------------
Net exceptional income (expense)....................    3,522,605       (78,279)
Profit sharing......................................  (13,370,005)   (4,415,572)
                                                     ------------  ------------
Net income before tax...............................   28,431,655    16,731,527
Income tax benefit (provision)......................  (10,393,458)   (7,625,652)
                                                     ------------  ------------
Net income..........................................   18,038,197     9,105,875
                                                     ============  ============

                             BUSINESS OBJECTS S.A.

                          UNCONSOLIDATED BALANCE SHEET
                               (in French Francs)

ASSETS
                                             1998
                                 Gross    Provisions       Net      1997 Net
                              ----------- -----------  ----------- -----------
Intangible fixed assets......  13,018,046  (6,549,019)   6,469,027   5,214,675
Tangible fixed assets........  45,133,507 (17,713,567)  27,419,940  20,345,036
Equity in subsidiaries.......  98,162,927         --    98,162,927  92,065,222
Loans to subsidiaries........   5,043,711         --     5,043,711  37,831,188
Deposits.....................     710,237         --       710,237     644 578
                              ----------- -----------  ----------- -----------
Total long-term assets....... 162,068,428 (24,262,586) 137,805,842 156,100,701
Inventory....................   2,407,629  (1,070,941)   1,336,688   2,272,794
Prepaid expenses.............   5,726,597         --     5,726,597  10,227,685
Trade accounts receivable.... 140,057,334  (2,022,882) 138,034,452 144,198,017
Other accounts receivable....   9,528,179         --     9,528,179  15,488,005
Marketable securities........ 129,674,648         --   129,674,648  55,489,544
Cash & cash equivalents......  39,435,210         --    39,435,210  16,426,089
                              ----------- -----------  ----------- -----------
Total current assets......... 327,247,234  (3,093,823) 324,153,411 244,102,134

Unrealized exchange losses...     417,638         --       417,638   1,536,022
                              ----------- -----------  ----------- -----------
Total assets................. 489,315,662 (27,356,408) 461,959,254 401,738,856
                              =========== ===========  =========== ===========

LIABILITIES & SHAREHOLDERS'
 EQUITY
                                                          1998        1997
                                                       ----------- -----------
Capital stock, par value.............................   16,936,427  16,492,297
Paid-in capital......................................  179,829,439 169,611,019
Legal reserves.......................................    1,677,766   1,638,502
Prior years' retained earnings.......................   87,782,005  78,715,394
current year net income..............................   18,038,197   9,105,875
Investment grant.....................................          --    4,000,000
                                                       ----------- -----------
Total shareholders' equity...........................  304,263,835 279,563,087
Conditional loans....................................          --          --
Provision for unrealized exchange losses.............    3,265,448   3,864,948
Bank overdrafts......................................   16,042,906   2,849,721
Accounts payable.....................................   48,536,827  53,570,436
Accrued wages and taxes..............................   59,216,841  39,071,628
Other payables.......................................    4,838,402   2,953,487
                                                       ----------- -----------
Total liabilities....................................  131,900,423 102,310,220
Deferred revenue.....................................   25,382,053  18,209,969
Unrealized exchange gains............................      412,943   1,655,581
                                                       ----------- -----------
Total liabilities & shareholders' equity.............  461,959,254 401,738,857
                                                       =========== ===========

                  TEXT OF RESOLUTIONS SUBMITTED FOR APPROVAL

First resolution

  This resolution is to approve the Company's financial statements (unconsolidated) for the 1998 fiscal year:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

  WHEREAS, this general meeting has acknowledged the annual management report of the Board of Directors on the activity and the situation of the Company during the fiscal year ended December 31, 1998, as well as the annual report of the statutory auditors on the performance of their duties during this fiscal year,

  RESOLVED, that the financial statements of the fiscal year ended December 31, 1998, as they have been presented, the expenses referred to in article 39-4 of the French Tax Code amounting to FF360,250 as well as the transactions indicated in the above-mentioned financial statements and summarized in the above-mentioned reports are approved hereby.

Second resolution

  This resolution is to allocate the profits for the 1998 fiscal year:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

  WHEREAS, it has been noted that the profits for the fiscal year ended December 31, 1998 amount to
FF18,038,197.10,

  RESOLVED, that the above-mentioned profits be allocated:

  --up to the limit of FF47,777.80, to the legal reserve which will amount, after allocation, to FF1,725,544.10.

  --the balance of FF17,990,419.30, to be carried forward to retained earnings, which will amount after allocation to FF105,772,424.68.

  Pursuant to the law, it is reminded hereby that no dividends were distributed with respect to the last three fiscal years.

Third resolution

  This resolution is to approve the re-election of Mr. Vincent Worms as a
Director:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and noted that the term of office of Mr. Vincent Worms, Director, expires at the end of this general meeting,

  RESOLVED, that Mr. Vincent Worms is re-elected hereby for a period of three years expiring at the end of the ordinary general meeting which will deliberate upon the financial statements of the fiscal year ending December 31, 2001.

Fourth resolution

  This resolution is to increase the amount of authorized directors' fees to the members of the Board of Directors for the fiscal year 1999 and on-going fiscal years:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors,

  RESOLVED, to allocate directors' fees amounting to the aggregate of FF750,000 to the Board of Directors for the fiscal year 1999 and annual directors' fees amounting to the aggregate of FF750,000 for each future fiscal year until the shareholders resolve otherwise; such amount to be shared among members of the Board of Directors pursuant to a resolution of the Board.

Fifth resolution

  This resolution is to broaden the authority of the Board of Directors to carry out a stock repurchase plan.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors,

  Pursuant to the provisions of Article 217-2 et. seq. of the law n(degrees)66-537 of July 24, 1966 and subject to the condition precedent of the admission of the Company's shares for listing on a regulated market as defined by the law n98-546 of July 3, 1996,

  RESOLVED, to authorize the Board of Directors to purchase up to 1,000,000 shares of the Company of FF1 nominal value each (or the Euro equivalent), including through the purchase and cancellation of American Depositary Shares,

  RESOLVED FURTHER, that the purchase price per share shall not exceed FF177 (or the Euro equivalent), excluding expenses and commissions,

  RESOLVED FURTHER, that this authorization may be used in accordance with article 217-2 of the law n(degrees)66-537 of July 24, 1996, including, among other things, (i) to stabilize the market price of the Company's shares, (ii) to make use of excess cash balances, (iii) to provide for shares to be used in the context of the implementation of employee stock purchase plans, (iv) to provide for shares to be used as a consideration in the context of an acquisition or an exchange, or (v) to minimize the dilution effect of a securities issuance.

  RESOLVED FURTHER, that repurchased shares may, subject to the approval of the fifteenth resolution, be canceled,

  RESOLVED FURTHER, that the Board of Directors may purchase, sell and transfer the repurchased shares by any means.

  It shall report to the Conseil des Marches Financiers on a monthly basis, on any purchase, sale, transfer or cancellation of shares realized.

  Such authorization shall remain valid for a period of eighteen months from the date of this meeting.

Sixth resolution

  This resolution is to acknowledge that no transactions in which directors have an interest have been entered into in fiscal 1998.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors on the transactions referred to in article 101 of the law n(degrees)66-537 of July 24, 1966 on commercial companies,

  ACKNOWLEDGES that no transactions referred to in the said article have been entered into during the financial year 1998.

Seventh resolution

  This resolution is to authorize the Board of Directors to convert the share capital of the Company into the Euro.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors,

  RESOLVED, that the Board of Directors is authorized to convert the share nominal value into Euro and to round it down or up to the nearest hundredth of a Euro.

  RESOLVED FURTHER, that, in order to complete this conversion, the Board of Directors may either, make use of the authorization granted by the eleventh resolution adopted at the meeting of shareholders held on June 18, 1998 and extended pursuant to the sixteenth resolution of this Meeting, to increase the share capital by incorporation of issue or contribution premiums ("primes d'emission ou d'apport"), reserves or profits, or reduce the share capital by allocation to a special reserve account.

  RESOLVED FURTHER, that the Board of Directors is authorized to amend the Statuts of the Company, as the case may be, to proceed with all formalities it deems appropriate and to carry the intent of these resolutions.

  The authorization to increase the share capital is granted for the twenty six-month (26) period provided for in the eleventh resolution adopted at the meeting of shareholders held on June 18, 1998.

  The authorization to reduce the share capital is granted for a twenty six-month (26) period as of this meeting.

Eighth resolution

  This resolution is to approve the 1999 Option Plan, to authorize the granting of options by the Board of Directors corresponding to 875,000 Ordinary Shares reserved for subscription or purchase to employees of the group thereunder, to cancel shareholders' preferential subscription right to shares issued as a result of exercise of the options, and to empower the Board of Directors to grant options and carry out the issuance of the shares.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

  RESOLVED, that the 1999 Option Plan is hereby approved,

  RESOLVED FURTHER, in accordance with articles 208-1 to 208-8 of the law n(degrees)66-537 of July 24, 1966 and subject to the provisions of the 1999 Option Plan as approved at this meeting, that the Board of Directors is authorized to grant, once or severally, to employees and legal representatives of the Company and its affiliates options to subscribe to or purchase 875,000 shares of the Company of FF1 nominal value each (or the Euro equivalent upon conversion of the nominal value of one share in accordance with the seventh resolution),

  RESOLVED FURTHER, that this authorization is granted for a period of five years and, as a consequence, will expire on May 4, 2004,

  RESOLVED FURTHER, that the issue or purchase price of one share subject to an option shall be determined by the Board of Directors on the date of grant of the option in accordance with the following:

  (i) In the event the shares of the Company are listed either directly or in the form of Depositary Shares ("DS") solely on a regulated market as defined under the law n(degrees)98-546 of July 3, 1998, or both on a regulated market and any other established stock exchange or a national market system, the issue or purchase price shall be determined in accordance with the following:

    (a) In the case of an Incentive Stock Option granted to a beneficiary subject to the laws of the U.S. who, at the time the option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any parent or subsidiary, to the extent such beneficiary is permitted by the law to receive option grants, the per share exercise price shall be no less than the higher of (i) 110% of the closing sale price reported on the regulated market on the last trading day preceding the grant date, or (ii) 80% of the average closing sales prices reported on such market over the twenty trading days preceding the grant date; as reported in La Tribune or such other source as the Board of Directors deems reliable.

    (b) In the case of an Incentive Stock Option or Non-Statutory Stock Option granted to any beneficiary other than a beneficiary described in paragraph (a) above, the per share exercise price shall be no less than the higher of (i) 100% of the closing sale price on the regulated market on the last trading day preceding the grant date, or (ii) 80% of the average closing sales prices reported on such market over the twenty trading days preceding the grant date, as reported in La Tribune or such other source as the Board of Directors deems reliable.

  (ii) In the event the shares of the Company are quoted, either directly or in the form of Depositary Shares ("DS"), on any system or exchange, other than a regulated market, the issue or purchase price shall be determined in accordance with the following:

    (a) In the case of an Incentive Stock Option granted to a beneficiary subject to the laws of the U.S. who, at the time the option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any parent or subsidiary, to the extent such beneficiary is permitted by the law to receive option grants, the per share exercise price shall be no less than 110% of the closing sale price for such share or DS (or the closing bid, if no sales were reported) as quoted on the system or exchange with the greatest volume of trading shares or DSs on the last trading day prior to the grant date, as reported in The Wall Street Journal or such other source as the Board of Directors deems reliable.

    (b) In the case of an Incentive Stock Option or Non-Statutory Stock Option granted to any beneficiary other than a beneficiary described in paragraph (a) above, the per share exercise price shall be no less than 100% of the closing sale price for such share or DS (or the closing bid, if no sales were reported) as quoted on such system or exchange with the greatest volume of trading shares or DSs on the last trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board of Directors deems reliable.

  (iii) It being specified that, when an option entitles the holder to purchase shares previously repurchased by the Company, the exercise price, notwithstanding the above provisions and in accordance with applicable law, may not be less than eighty (80%) of the average purchase price paid for all shares previously repurchased by the Company.

  (iv) It being specified that when the issue price of one share determined pursuant to the foregoing price-setting conditions will be in U.S. dollars, the issue price of one share will be the Euro value of the U.S. dollar value (which shall also be converted into French francs at the legal rate for the period provided for by the laws and regulations in force) of one (1) share, calculated on the basis of a noon buying rate reported by the Federal Reserve Bank of New York (expressed in Euros per one (1) U.S. dollar) on the day preceding the grant date (or, should there be no quotation on such day, on the preceding day of quotation).

  (v) It being further specified that if shares are quoted in the form of DSs, the issue price per share shall be equal to the price of one DS determined in accordance with the above, divided or multiplied by the number of shares that such DS represents.

  For purposes of this resolution, Incentive Stock Option shall mean an option intended to qualify as an incentive stock option under section 422 of the United States Internal Revenue Code of 1986, as amended, and Non-Statutory Stock Option shall mean an option which does not qualify as an Incentive Stock Option.

  RESOLVED FURTHER, that the issue price determined in accordance with the above may not be changed during the term of the option, except upon the occurrence of changes in capitalization as defined in article 208-5 of the law n(degrees)66-537 of July 24, 1966. In this latter case, the Board of Directors shall adjust the option price and the number of shares subject to the option in accordance with the laws then in effect in order to reflect the change in capitalization, and may also decide to suspend the exercisability of the options.

  RESOLVED FURTHER, that the term of the options shall be ten years from the date of grant; provided, however, that the Board of Directors is authorized to provide for a shorter term for optionees residing in a certain country, if required or advantageous under the laws of such country.

  RESOLVED FURTHER, that new shares issued will be subject to all provisions of the Statuts and will entitle the holder thereof to the rights attached to shares previously issued as from the first day of the fiscal year of the final accomplishment of the capital increase.

  RESOLVED FURTHER, that the Board of Directors is authorized:

  --to set the dates of grant, set the terms and conditions under which the options are granted and exercisable, and set the exercise price, including henceforth the power to determine the purchase price for shares held as treasury stock within the limits provided by the law relating to commercial companies and by this resolution,

  --to carry out, by itself or through an agent, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to the authorization of the resolution hereof, and to modify the Statuts consequently, and in general, carry out all formalities that are necessary,

  --to repurchase shares in accordance with the terms of article 217-1 of the law n(degrees)66-537 of July 24, 1966, including through the purchase and cancellation of DSs to satisfy options to purchase shares.

  Pursuant to this authorization, shareholders expressly waive their preferential right to subscribe the shares that will be issued as a result of the exercise of the options.

Ninth resolution

  This resolution is to deliberate on the issue price of shares reserved for issuance at the June 18, 1998 shareholders' meeting held on June 18, 1998 under the Employee Savings Plan and to re-affirm the price setting conditions voted on and approved at such meeting.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

  RESOLVED, in accordance with article 186-3 third paragraph of the law n(degrees)66-537 of July 24, 1966, not to change the price setting conditions of the shares approved by the meeting of June 18, 1998 and reserved for issuance under the Employee Savings Plan, except that when the issue price of a share determined pursuant to the price-setting conditions provided here above is obtained in U.S. dollars, the issue price of one share shall be the Euro value of the U.S. dollar value (which shall also be converted into French francs at the legal rate for the period provided for by the laws and regulations in force) of one (1) share, calculated on the basis of a noon buying rate reported by the Federal Reserve Bank of New York (expressed in Euros per one (1) U.S. dollar) on the day preceding the Board of Directors' decision to set the opening date for subscription (or, should there be no quotation on such day, on the preceding day of quotation).

Tenth resolution

  This resolution is to authorize a capital increase for 90,000 Ordinary Shares to be reserved for subscription to employees of the Company under the French Employee Savings Plan, to cancel shareholders' preferential subscription right to such shares and to authorize the Board of Directors to carry out the issuance of such shares:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

  RESOLVED, that the share capital is to be increased by way of issuance of 90,000 shares of FF1 nominal value each (or the Euro equivalent upon conversion of the nominal value of one share in accordance with the seventh resolution), payable upon subscription in cash or by way of satisfaction of indebtedness, the subscription of which being reserved to the employees of the Company who adhere or will adhere to the Employee Savings Plan.

  RESOLVED FURTHER, that the issue price of one share will be the higher of:

  (i) eighty percent (80%) of the average of the closing sales prices for one share or one Depositary Share ("DS") or the closing bid, if no sales were registered) as quoted on the system or exchange with the greatest volume of shares or DSs trading on the twenty days of quotation preceding the day of the decision of the Board of Directors called to set the opening date for subscription, or

  (ii) eighty five (85%) of the closing sale price for one share or ADS (or the closing bid, if no sales were registered) as quoted on the exchange with the greatest volume of shares or DSs trading on the last trading day preceding the day of the decision of the Board of Directors called to set the opening date for subscription;

  as reported in The Wall Street Journal, La Tribune, or such other source the Board deems reliable.

  RESOLVED FURTHER, that in the absence of an established market quotation, the issue price of one share will be determined by the Board according to the provisions of the last paragraph of article 25 of the Ordonnance n(degrees)86-1134 of October 21, 1986.

  It being specified that when the issue price of one share determined pursuant to the foregoing price-setting conditions will be in U.S. dollars, the issue price of one share will be the Euro value of the U.S. dollar value (which shall also be converted into French francs at the legal rate for the period provided for by the laws and regulation in force) of one (1) share, calculated on the basis of a noon buying rate reported by the Federal Reserve Bank of New York (expressed in Euros per one (1) U.S. dollar) on the day preceding the Board of Directors' decision to set the opening date for subscription (or, should there be no quotation on such day, on the preceding day of quotation).

  It being further specified that if the shares are quoted in the form of DSs, the issue price per share shall be equal to the price of one DS determined in accordance with the above, divided or multiplied by the number of Ordinary Shares such DS represents.

  RESOLVED FURTHER, that the preferential subscription right of the shareholders pursuant to article 183 of the law n(degrees)66-537 of July 24, 1966 on commercial companies be canceled and that the subscription of the new shares to be issued be reserved to the employees of the Company who adhere or will adhere to the Employee Savings Plan.

  RESOLVED FURTHER, that the new shares will be subject to all provisions of the Statuts, and will entitle the holder thereof to the rights attached to shares previously issued as from the first day of the fiscal year of the final accomplishment of the capital increase.

  RESOLVED FURTHER, to give to the Board of Directors all powers, within the limits set above, in order, at once or severally:

  --to set, subject to the law and the terms of this shareholders resolution, the dates of subscription and the conditions under which the subscribed shares will be paid and issued,

  --to carry out, by himself or through an agent, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to the authorization of the resolution hereof,

  --to modify the Statuts consequently, and in general, carry out all formalities that are necessary.

  This authorization is granted for a period of two years from the date of this meeting.

Eleventh resolution

  This resolution is to deliberate on the issue price of shares reserved for issuance at the June 18, 1998 shareholders' meeting under the 1995 International Stock Purchase Plan and to re-affirm the price setting conditions voted on and approved on June 18, 1998.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

  RESOLVED, in accordance with article 186-3 third paragraph of the law n(degrees)66-537 of July 24, 1966, not to change the price setting conditions of the shares approved by the meeting of June 18, 1998 and reserved for issuance under the 1995 International Stock Purchase Plan, except that when the issue price of one share determined pursuant to the price-setting conditions provided here above is obtained in U.S. dollars, the issue or purchase price of a share shall be the Euro value of the U.S. dollar value (which shall also be converted into French francs at the legal rate for the period provided for by the laws and regulation in force) of one (1) share, calculated on the basis of a noon buying rate reported by the Federal Reserve Bank of New York (expressed in Euros per one (1) U.S. dollar) on the last day of the offering period (or, should there be no quotation on such day, on the preceding day of quotation).

Twelfth resolution

  This resolution is to authorize the issuance of 260,000 new shares under the 1995 International Stock Purchase Plan, to cancel the shareholders' preferential right to such shares, and to authorize the Board of Directors to fix the terms and conditions of the subscription of such shares and to take all appropriate actions with respect to the same:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors and has noted that the share capital has been fully paid-up,

  RESOLVED that the share capital is to be increased once or more than once by way of issuance of a maximum of 260,000 shares of FF1 nominal value each (or the Euro equivalent upon conversion of the nominal value of one share in accordance with the seventh resolution), payable upon subscription in cash or by way of satisfaction of indebtedness, the subscription being reserved to Business Objects S.A. Employee Benefits Trust.

  RESOLVED FURTHER, that the issue price of one share, will be equal to eighty five percent (85%) of the lowest closing sale price for such share or Depositary Share ("DS") (or the closing bid, if no sales were registered) as quoted on the system or exchange with the greatest volume of trading shares or DSs on the last trading day prior to the first day of the offering period and on the last trading day of the offering period, as reported in The Wall Street Journal, La Tribune, or such other source the Board will deem reliable;

  It being specified that when the issue price of one share determined pursuant to the price-setting conditions provided here above is obtained in U.S. dollars, the issue or purchase price of a share shall be the Euro value of the U.S. dollar value (which shall also be converted into French francs at the legal rate for the period provided for by the laws and regulation in force) of one (1) share, calculated on the basis of a noon buying rate reported by the Federal Reserve Bank of New York (expressed in Euros per one
(1) U.S. dollar) on the last day of the offering period (or, should there be no quotation on such day, on the preceding day of quotation).

  It being further specified that if the shares are quoted in the form of DSs, the issue price per share shall be equal to the price of one DS determined in accordance with the above, divided or multiplied by the number of shares such DS represents.

  RESOLVED FURTHER, that the new shares will be subject to all provisions of the Statuts and will entitle the holder thereof to the rights attached to a share as from the first day of the fiscal year of the final accomplishment of the capital increase.

  RESOLVED FURTHER, that the preferential right of subscription granted to the shareholders pursuant to article 183 of the law n(degrees)66-537 of July 24, 1966 on commercial companies is canceled and that the subscription of the 260,000 new shares to be issued is reserved to Business Objects S.A. Employee Benefits Trust.

  RESOLVED FURTHER, that the Board of Directors is authorized to, once or more than once:

  --fix the amount(s) of the increase(s) of the share capital, the dates of offering periods, the terms and the conditions of the subscription and the issue within the limits decided by this resolution, it being specified that the shares, the issue of which will have been resolved by the Board of Directors, must be issued, at the latest, within two years from the date of this meeting,

  --collect the subscriptions to the new shares and the payments related thereto,

  --proceed to the anticipated closing date of the subscriptions or to the extension of its deadline, if applicable,

  --obtain from the funds depository the certificate attesting that the capital increase has been fully paid-up,

  --proceed with the withdrawal of funds after accomplishment of the capital increase,

  --carry out, directly or by proxy, all acts and formalities in view of finalizing the share capital increase which has been decided upon in this resolution,

  --amend the Statuts as a result of the share capital increase and, in general, to take all necessary steps in that respect.

  This authorization is granted for a period of two years as from the date of this meeting.

Thirteenth resolution

  This resolution is to amend Articles 7, 8 and 18 of the charter document, or Statuts, of the Company.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors,

  RESOLVED, upon the condition precedent that the shares of the Company are traded on a regulated market as defined in the law n(degrees)98-546 of July 3, 1998, to amend Article 7 of the Statuts of the Company, which will be as follows:

    "ARTICLE 7--FORM AND TRANSFER OF SHARES--IDENTIFICATION OF SHAREHOLDERS

    7.1. The fully paid-up shares must be either in the registered or bearer form, at the shareholder's discretion, subject to, however, the statutory provisions related to the form of shares held by some individuals or corporations.

      The shares are entered into account under the terms and conditions provided by law and regulations in force.

      However, certificates or any documents representative of shares may be created when and as provided by law.

      The shares entered into accounts are freely transferable by transfer from one account to another.

      Prior approval of the transferee is required only for partly paid-up shares.

      All costs resulting from the transfer shall be borne by the transferee.

      Shares with payments in arrears are not admitted to transfer.

    7.2. Any individual or legal entity, acting alone or in concert, which would own, either directly or indirectly, through one or several legal entities which it controls within the meaning of Article 355-1 of the law n(degrees)66-537 of July 24, 1966, a number of shares or voting rights representing five percent (5%) of the share capital or voting rights or any multiple of said percentage must notify the Company of the total number of shares or voting rights which it owns by registered letter with return receipt requested at the registered office within a period of fifteen (15) days as from the date on which one of these thresholds has been reached.

      This obligation to notify the Company applies in the same conditions each time the percentage of capital or voting rights falls under 5% or a multiple thereof.

      In the event of breach of these provisions, the shares or voting rights certificates exceeding the threshold and subject to notification shall be deprived of the right to vote at any shareholders' meeting which will be held until the expiration of a two-year (2) period following the date on which the notification has been finally sent, if this deprival is requested by one or several shareholders holding together or individually at least two percent (2%) of the share capital or voting rights of the Company.

    7.3 The Company is entitled under the terms and conditions provided by law and regulations to request at any time, for consideration it shall bear, to any entity empowered to do so, the name or, with respect to a legal entity, the corporate name, nationality and address of the holders of shares granting either immediately or in the future the right to vote in its own shareholders' meetings, as well as the number of shares held by each one of them and, as the case may be, the restrictions to which the shares may be subject."

  RESOLVED, upon the condition precedent that the shares of the Company are traded on a regulated market as defined in the law n(degrees)98-546 of July 3, 1998, to amend the first paragraph of Article 8 of the Statuts of the Company, which will be as follows:

    "The rights and obligations attached to a share follow the share to any transferee to whom it may be transferred."

  The rest of the Article remains unchanged.

  RESOLVED, upon the condition precedent that the shares of the Company are traded on a regulated market as defined in the law n(degrees)98-546 of July 3, 1998, to amend Article 18 of the Statuts of the Company which will be as follows:

    The third paragraph of Article 18 of the Statuts of the Company is replaced by the following paragraph:

    "The right to participate to general meeting of shareholders is subject to:

    --as regards holders of registered shares, the registration of the shares in the name of the shareholder in the books of the Company, at least one business day before the date of the general meeting of shareholders;

    --as regards holders of bearer shares, the receipt, one workable day before the date of the general meeting of shareholders, under the conditions provided by Article 136 of the decree of March 23, 1967, to the places specified by the convening notice, of a certificate delivered by the account holder certifying the non-transferability of the shares registered in account until the date of the general meeting of shareholders."

    The rest of Article 18 remains unchanged.

Fourteenth resolution

  This resolution is to authorize the Board of Directors to increase the share capital of the Company in the event of a tender offer on securities of the
Company:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

  RESOLVED to authorize the Board of Directors to use, during periods of offers of exchange on securities of the Company, one or more of the delegations granted to said Board for the purposes of increasing the share capital of the Company pursuant to the eleventh and twelfth resolutions adopted at the meeting of shareholders held on June 18, 1998.

  This authorization is granted for a period falling between the date of this meeting and the date of the shareholders' meeting called to approve the financial statements for the fiscal year ended December 31, 1999.

Fifteenth resolution

  This resolution is authorize capital reduction by cancellation of treasury shares.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

  RESOLVED, upon the conditions precedents of (i) the admission of the Company's shares for listing on a French stock exchange or a foreign market assimilated to a French stock exchange ("marche reglemente"), (ii) the approval of the fifth resolution above, and (iii) creditors of the Company do not oppose the transaction, to authorize, for an eighteen-month (18) period, the Board of Directors to decrease the share capital by way of cancellation of shares held by the Company in connection with a repurchase of shares completed pursuant to a share repurchase plan.

  RESOLVED FURTHER, that the Board of Directors is hereby authorized to offset the capital decrease on any of the reserves accounts as it deems appropriate.

  RESOLVED FURTHER, that the Board of Directors is authorized to amend the Statuts of the Company, as the case may be, to proceed with all formalities it deems appropriate and to carry out all formalities that are necessary.

Sixteenth resolution

  This resolution is to authorize the Board of Directors to increase the share capital of the Company by incorporation of premiums, reserves or profits:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors,

  RESOLVED that, the powers delegated to the Board of Directors by the eleventh resolution adopted at the meeting of shareholders held on June 18, 1998, may be used by the Board of Directors in order to increase the share capital of the Company, once or more than once, upon its own deliberation, by way of incorporation of issue or contribution premiums, reserves or profits into the share capital, either by increase in the nominal value, or by the creation and free allocation of shares, or by the simultaneous execution of both procedures up to a maximal nominal amount of FF15,000,000, or the Euro exchange value of this sum, with the understanding (i) that the increase(s) in share capital completed pursuant to the seventh resolution shall be part of the above FF15,000,000 limit and (ii) that the increase(s) in share capital completed in accordance with the authorization granted by this resolution shall be part of the FF15,000,000 limit set in the eleventh resolution adopted at the meeting of shareholders held on June 18, 1998.

  These powers are granted to the Board of Directors for the twenty-six (26) month period provided for in the eleventh resolution adopted at the meeting of shareholders held on June 18, 1998.

  RESOLVED FURTHER, that the Board of Directors is authorized to determine all terms and conditions of the authorized transactions, to take all measures to ensure its successful completion, to carry out all acts and formalities in order to finalize the increase(s) in the share capital and to amend the Statuts of the Company accordingly.

Seventeenth resolution

  This resolution is to issue warrants to subscribe 15,000 shares of the Company to Mr. Vincent Worms without payment as consideration, to cancel shareholders' preferential right to such warrants and to the shares resulting from the exercise of such warrants, and to authorize the Board of Directors to take all appropriate actions with respect to the grant of the share warrants.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors, the special report of the statutory auditor and the report of the special advantages auditor, and has noted that the share capital has been fully paid,

  RESOLVED, in accordance with article 339-5 of the law n(degrees)66-537 of July 24, 1966, to issue 15,000 warrants, each warrant entitling to the subscription to one share of one franc nominal value, to be subscribed in cash or by way of compensation and to be fully paid upon subscription,

  RESOLVED FURTHER, to cancel the preferential subscription rights for the warrants given to shareholders pursuant to article 183 of the law n(degrees)66-537 of July 24, 1966 on commercial companies and to reserve the subscription of the 15,000 warrants to Mr. Vincent Worms,

  RESOLVED FURTHER, to authorize the increase in share capital by an amount of FF15,000, to be fully paid upon subscription, either in cash or by compensation, corresponding to the issuance of 15,000 new shares of FF1 nominal value each, to which the exercise of the warrants entitles,

  RESOLVED FURTHER, that the shareholders' preferential subscription right pursuant to article 183 of the law n(degrees)66-537 of July 24, 1966 on commercial companies is hereby canceled and that the subscription of the 15,000 new shares to be issued is reserved to Mr. Vincent Worms,

  RESOLVED FURTHER, that the exercise price per share is equal to the closing price of one ADS of the Company on Nasdaq-Amex National Market on May 3, 1999, times the noon buying rate for French franc as quoted by the Federal Reserve Bank of New York on such date,

  RESOLVED FURTHER, to approve the special advantages granted to the holder consisting of (i) the grant of such warrants without payment as consideration and (ii) the implementation of a fixed exercise per share,

  RESOLVED FURTHER, that said warrants may be exercised immediately starting May 4, 1999,

  RESOLVED FURTHER, that in the event the holder ceases to be a Director of the Company, the holder shall be entitled to exercise the warrants, for a period of ninety (90) days from such termination date,

  RESOLVED FURTHER, that in the event of merger or other change of control of the Company, the holder of the warrant will be notified and given the same information as if he were a shareholder in order to exercise, if he so wishes, his subscription rights,

  RESOLVED FURTHER, that given the particular advantages attached to the share warrants, the warrants shall not be transferable, except to a spouse, a direct descendant or ascendant, or a sibling of the holder,

  RESOLVED FURTHER, that the new shares will be subject to all provisions of the Statuts, and will entitle the holder thereof to the rights attached to a share as from the first day of the fiscal year of the final accomplishment of the capital increases,

  RESOLVED FURTHER, that the Board of Directors is authorized, within the limits set above:

  --to verify the number of shares issued following the exercise of the warrants, proceed with all formalities resulting from the relevant capital increases, and modify the Statuts accordingly,

  --to make the necessary arrangements for ensuring that the protection of the holder of the share warrants, in the event of any financial transaction concerning the Company, is in compliance with all statutory and regulatory provisions in effect,

  --to carry out, by itself or through an agent, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to the authorization of the resolution hereof, and to modify the Statuts accordingly, and in general, to take all necessary steps and carry out any formal procedure useful to these resolutions,

  RESOLVED FURTHER, in accordance with article 55 of the decree n(degrees)67-236 of March 23, 1967 to insert in Article 6 of the Statuts the following in order to indicate therein the recipient's identity of special advantages and the nature of such advantages:

    "Mr. Vincent Worms is a recipient of special advantages resulting from the grant of warrants giving the right to subscribe to 15,000 shares by the shareholder meeting held on May 4, 1999. The special advantages consist of
  (i) the grant of such warrants without payment as consideration and (ii) the implementation of a fixed exercise price per share corresponding to the estimated value of a share as of May 3, 1999."

                                    ANNEX A
                             BUSINESS OBJECTS S.A.
                                Societe anonyme
                     with a share capital of FF17,255,441
                     Registered office : 1 Square Chaptal
                            92300 Levallois-Perret
                         R.C.S. Nanterre B 379 821 994

                               ----------------
                               ----------------

                          ORDINARY AND EXTRAORDINARY
                GENERAL MEETING OF SHAREHOLDERS ON May 4, 1999

                         REQUEST FOR INFORMATION FORM

I, the undersigned,

residing at

holder of [               ] American Depositary Shares

hereby request the sending of the documents and information concerning the mixed general meeting, as referred to in article 135 of the decree of March 23, 1967 on commercial companies.

Executed in

On

Documents to be returned to:

------------------------------------------
------------------------------------------
------------------------------------------

Note : Pursuant to article 138 paragraph 3 of the decree of March 23, 1967, shareholders may, by single request, obtain from the Company the documents mentioned in article 135 of the said decree upon the occurrence of each subsequent general meeting of shareholders.

                             BUSINESS OBJECTS S.A.

                            1999 STOCK OPTION PLAN

  In conformity with the provisions of Articles 208-1 et. seq. of the law No. 66-537 of July 24, 1966 concerning commercial companies, Business Objects S.A. adopted a plan for the grant to Beneficiaries (defined below) of options giving rights to subscribe or purchase shares of the Company. In furtherance of such decision the board of directors has adopted the Business Objects S.A. 1999 Stock Option Plan which was approved by the shareholders of the Company on May 4, 1999.

  The terms and conditions of the Business Objects S.A. 1999 Stock Option Plan, as amended, are set out below.

1. Purposes of the Plan

  The purposes of this Stock Option Plan are:

  --to attract and retain the best available personnel for positions of substantial responsibility;

  --to provide additional incentive to Beneficiaries; and

  --to promote the success of the Company's business.

  Options granted under the Plan to U.S. Beneficiaries are intended to be Incentive Stock Options or Non-Statutory Stock Options, as determined by the Administrator at the time of grant of an Option, and shall comply in all respects with Applicable U.S. Laws in order that they may benefit from available fiscal advantages.

2. Definitions. As used herein, the following definitions shall apply:

  (a) "Share" means an ordinary share of the Company, as adjusted from time to time in accordance with Section 11 of the Plan.

  (b) "Director" means a member of the Board.

  (c) "ADR" means an American Depositary Receipt evidencing an American Depositary Share corresponding to one Share.

  (d) "Shareholder Authorization" means the authorizations given by the shareholders of the Company in an extraordinary general meeting held on May 4, 1999 permitting the Board to grant Stock Options.

  (e) "Optionee" means a Beneficiary who holds at least one outstanding
      Option.

  (f) "Change in Control" shall mean, and shall be deemed to have occurred if:

    (i) any person or entity, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities, or

    (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or

    (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets to an entity other than an Affiliated Company.

  (g) "Code" means the United States Internal Revenue Code of 1986, as amended.

  (h) "Board" means the board of directors of the Company.

  (i) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

  (j) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

  (k) "Beneficiary" means the Chief Executive Officer (President-Directeur General) and Managing directors (Directeurs generaux) and any Officers or other person employed by the Company or any Affiliated Company. Neither service as a Director nor payment of a director's fee by the Company or an Affiliated Company shall be sufficient to constitute "employment" by the Company or an Affiliated Company.

  (l) "U.S. Beneficiary" means a Beneficiary of the Company or an Affiliated Company residing in the United States or otherwise subject to United States' laws and regulations.

  (m) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

  (n) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

  (o) " Administrator" means the board of directors of the Company, as shall administer the Plan in accordance with Section 4 of the Plan, it being specified that pursuant to article 11.3 of the by-laws of the Company, any board member who is eligible to receive Options is prohibited from voting on decisions to grant Options if such board member is the Beneficiary of such Options;

  (p) "Disability" means total and permanent disability.

  (q) "Incentive Stock Option" means an Option granted only to U.S. Beneficiaries and intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

  (r) "Law" means French law no. 66-537 dated July 24, 1966 concerning commercial companies.

  (s) "Applicable U.S. Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code in force in the United States of America.

  (t) "Non-statutory Stock Option" means an Option which does not qualify as an Incentive Stock Option.

  (u) "Officer" means a Beneficiary who is an officer of the Company or an Affiliated Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (v) "Option" means a stock option granted pursuant to the Plan.

  (w) "Plan" means this 1999 Stock Option Plan, as amended.

  (x) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for options with a lower exercise price.

  (y) "Continuous Status as a Beneficiary" means that the employment relationship with the Company or any Affiliated Company is not interrupted or terminated. Continuous Status as a Beneficiary shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or

     (ii) transfers between locations of the Company or between the Company or any Affiliated Company, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of U.S. Beneficiaries and Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by a U.S. Beneficiary shall cease to be treated as an Incentive Stock Option and shall be treated for U.S. tax purposes as a Non-statutory Stock Option.

  (z) "Company" means Business Objects S.A., a corporation organized under the laws of the Republic of France.

  (aa) "Affiliated Company" means a company which conforms with the criteria set forth in Article 208-4 of the Law as follows:

    --companies of which at least one tenth (1/10) of the share capital or voting rights is held directly or indirectly by the Company;

    --companies which own directly or indirectly at least one tenth (1/10) of the share capital or voting rights of the Company; and

    --companies of which at least fifty percent (50%) of the share capital or voting rights is held directly or indirectly by a company which owns directly or indirectly at least fifty percent (50%) of the share capital or voting rights of the Company.

  (bb) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

  (cc) "Fair Market Value" The Fair Market Value shall be determined as follows:

    (i) if the Shares are listed on a Regulated Market, the Fair Market Value of a Share shall be the closing sales price for such Share (or the closing bid, if no sales were reported) as quoted on such Regulated Market on the last market trading day prior to the day of grant, as reported in La Tribune, or such other source as the Administrator deems reliable;

    (ii) if the Shares or ADRs corresponding to Shares are quoted on any system or exchange other than a Regulated Market, the Fair Market Value of a Share or an ADR shall be the closing sale price for such Share or ADR (or the closing bid, if no sales were reported) as quoted on the system or exchange with the greatest volume of trading shares or ADRs on the last trading day prior to the grant date, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

  (dd) "Regulated Market" shall mean, as of any date, a stock exchange or system on which the Shares or ADRs are traded which is deemed to be a regulated market ("marche reglemente") under the law n 98-546 of July 3, 1998, as amended.

3. Stock Subject to the Plan

  Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and issued under the Plan is 875,000 Shares.

  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unsubscribed or unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

4. Administration of the Plan

  (a) Procedure. The Plan shall be administered by the Administrator.

  (b) Powers of the Administrator. Subject to the provisions of the Law, the Shareholder Authorization, the Plan and U.S. Applicable Laws, the Administrator shall have the authority, in its discretion:

    (i) to determine the Fair Market Value of the Shares, in accordance with Section 2(cc) of the Plan;

    (ii) to select the Beneficiaries to whom Options may be granted hereunder;

    (iii) to determine whether and to what extent Options are granted hereunder;

    (iv) to determine the number of Shares to be covered by each Option granted hereunder;

    (v) to approve forms of agreement for use under the Plan;

    (vi) to determine the terms and conditions, not inconsistent with the terms and conditions of the Plan, of any Options granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

    (vii) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

    (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

    (ix) to modify or amend each Option (subject to Section 13(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

    (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

    (xi) to decide and institute an Option Exchange Program;

    (xii) to determine the terms and restrictions applicable to Options;
       and

    (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees.

5. Limitations

  (a) In the case of U.S. Beneficiaries, each Option shall be designated in the Notice of Grant either as an Incentive Stock Option or as a Non-Statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value:

    (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company or any Affiliated Company, which

    (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliated Company)

  exceeds $100,000, such excess Options shall be treated as Non-statutory Stock Options. For purposes of this Section 5(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of the grant.

  (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment with the Company or any Affiliated Company, nor shall they interfere in any way with the Optionee's right or the Company's or Affiliated Company's right, as the case may be, to terminate such employment at any time, with or without cause.

  (c) The following limitations shall apply to grants of Options to
      Beneficiaries:

    (i) No Beneficiary shall be granted, in any fiscal year of the Company, Options to subscribe or purchase more than 150,000 Shares.

    (ii) Notwithstanding the foregoing, the Company may also make additional grants of up to 300,000 Shares to newly-hired Beneficiaries.

    (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

  (d) Other than as expressly provided hereunder, including Section 2 (k) above, no member of the Board of Directors shall be eligible to receive an Option under the Plan.

6. Term of Plan

  The Plan is effective and Options may be granted as of May 4, 1999, the date of the Plan's adoption by the shareholders. It shall continue in effect for a term of five (5) years unless terminated earlier under Section 13 of the Plan, so that Options may be granted hereunder until May 4, 2004.

7. Term of Option

  The term of each Option shall be stated in the Notice of Grant, as ten (10) years from the date of grant in accordance with the Shareholder Authorization. Notwithstanding the foregoing, Options granted to Beneficiaries of the United Kingdom subsidiary of the Company or Beneficiaries who are otherwise residents of the United Kingdom or who are subject to the laws of the United Kingdom shall have a term of seven (7) years less one day from the date of grant.

8. Option Exercise Price and Consideration

  (a) Exercise Price

    (a--1) If the Shares are traded on a Regulated Market, the per Share exercise price for the Shares to be issued or purchased pursuant to exercise of an Incentive Stock Option or a Non-statutory Stock Option shall be determined by the Administrator subject to the following:

      (A) In the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any Parent or Subsidiary, to the extent such U.S. Beneficiary is permitted by the Law to receive Incentive Stock Option grants, the per Share exercise price shall be no less than the higher of (i) 110% of the Fair Market Value per Share or
    (ii) 80% of the average Fair Market Values on the twenty trading days preceding the grant date.

      (B) In the case of an Option granted to any Beneficiary other than a U.S. Beneficiary described in paragraph (A) immediately above, the per Share exercise price shall be no less than the higher of (i) 100% of the Fair Market Value per Share, or (ii) 80% of the average Fair Market Values on the twenty trading days preceding the grant date.

    (a--2) If the Shares or ADRs are traded on any system or exchange other than a Regulated Market, the per Share exercise price for the Shares to be issued or purchased pursuant to exercise of an Incentive Stock Option or a Non-statutory Stock Option shall be determined by the Administrator subject to the following:

      (A) In the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any Parent or Subsidiary, to the extent such U.S. Beneficiary is permitted by the Law to receive Incentive Stock Option grants, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share.

      (B) In the case of an Option granted to any Beneficiary other than a U.S. Beneficiary described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value.

    (a--3) It being specified that, when an option entitles the holder to purchase shares previously repurchased by the Company, the exercise price, notwithstanding the above provisions and in accordance with the Law, may not be less than eighty (80%) of the average purchase price paid for all Shares or ADRs previously repurchased by the Company.

    (a--4) when the issue price of one Share determined pursuant to the foregoing price-setting conditions will be in U.S. dollars, the issue price of one Share will be the Euro value of the U.S. dollar value (which shall be converted into French francs at the legal rate for the period provided for by the laws and regulation in force) of one (1) share, calculated on the basis of a noon buying rate reported by the Federal Reserve Bank of New York (expressed in Euros per one (1) U.S. dollar) on the day preceding the grant date (or, should there be no quotation on such day, on the preceding day of quotation).

  (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

  (c) Form of Consideration. The consideration to be paid for the Shares upon exercise of Options, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and shall consist entirely of an amount in French francs corresponding to the exercise price which may be paid either by:

    (1) wire transfer;

    (2) check;

    (3) delivery of a properly executed notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

    (4) any combination of the foregoing methods of payment.

9. Exercise of Option

  (a) Procedure for Exercise; Rights as a Shareholder

  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

  An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) together with a share subscription or purchase form (bulletin d'achat ou de souscription) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

  Upon exercise of any Option in accordance herewith, the Shares issued to the Optionee shall be assimilated with all other Shares of the Company and shall be entitled to dividends for the fiscal year in course during which the Option is exercised.

  Granting of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for purposes of the Plan, by the number of Shares as to which the Option is outstanding.

  (b) Termination of Employment. Upon termination of an Optionee's Continuous Status as a Beneficiary, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for ninety (90) days following the Optionee's termination of Continuous Status as a Beneficiary. In the case of an Incentive Stock Option, such period of time shall not exceed ninety
      (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  (c) Disability of Optionee. In the event that an Optionee's Continuous Status as a Beneficiary terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercised portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  (d) Death of Optionee. In the event of the death of an Optionee during the term of the Option, the Option may be exercised at any time within six
      (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercised portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

10. Non-Transferability of Options

  An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

  The Administrator may restrict the right of an Optionee to sell or otherwise dispose of the Shares. In accordance with the Law, such restriction may not exceed three (3) years from the exercise date.

11. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
Sale

  (a) Changes in capitalization. In the event of the carrying out by the Company of any of the financial operations pursuant to Article 208-5 of the Law as follows:

    --issuance of shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders;

    --capitalization of reserves, profits, issuance premiums or the distribution of free shares;

    --issuance of bonds convertible or exchangeable into shares offered exclusively to shareholders;

    --distribution of reserves in cash or portfolio securities; and

    --capital reduction motivated by losses;

the Administrator shall, in accordance with the conditions provided for in Articles 174-8 et seq. of the decree n(degrees)67-236 of March 23, 1967 concerning commercial companies, effect an adjustment of the number and the price of the Shares subject to Option grants.

  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to which the Option would not otherwise be exercisable.

    (c) Change in Control. In the event of a Change in Control of the Company, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or an affiliated company of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee the right to exercise the Option as to the corresponding Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control, the Option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares or ADRs for each Share or ADR held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received was not solely common stock of the successor corporation, or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share of Option Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares or ADRs in the merger or sale of assets.

12. Date of Grant

  The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

13. Amendment and Termination of the Plan

  (a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

  (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with
      Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Shares or ADRs is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

14. Conditions Upon Issuance of Shares

  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the Law, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable U.S. Laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

  (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being subscribed only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

15. Liability of Company

  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained.

16. Law and Jurisdiction and Language

  This Plan shall be governed by and construed in accordance with the laws of the Republic of France. The Tribunal de Grande Instance of Nanterre shall be exclusively competent to determine any claim or dispute arising in connection herewith.

  The Company, the Board and the Optionees recognize that the Plan has been prepared both in the French and the English language. The French version is the version that binds the parties; notwithstanding this, the English version represents an acceptable translation and, consequently, no official translation will be required for the interpretation of the Plan.

                             BUSINESS OBJECTS S.A.
                       1999 STOCK OPTION GRANT AGREEMENT

                                    Part I
                         NOTICE OF STOCK OPTION GRANT

Name:

Address:

  You have been granted an option to subscribe Shares of the Company, subject to the terms and conditions of the 1999 Stock Option Plan (the Plan) and this Option Agreement, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

Grant Number:
Date of Grant:
Vesting Commencement Date:
Exercise Price per Share:
Total Number of Shares Granted:
Total Exercise Price:
Term/Expiration Date:

  Type of Option (for US Beneficiaries only): This Option is intended to be an Incentive Stock Option ("ISO"). However, in accordance with Section 422(d) of the Internal Revenue Code of 1986 as amended, to the extent that the aggregate fair market value of Shares subject to Incentive Stock Options which become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliated Company) exceeds $100,000, such excess Options is treated as Non-statutory Stock Options ("NSO").

Vesting Schedule: [to be determined on an individual basis]

  Termination Period: This Option may be exercised for ninety (90) days after termination of the Optionee's employment with the Company or the Affiliated Company as the case may be. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. Save as provided in the Plan, in no event shall this Option be exercised later than the Term/Expiration Date as provided above.

  By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. You have reviewed the Plan and this Option Agreement in their entirety, had the opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understand all provisions of the Plan and Option Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. You further agree to notify the Company upon any change in the residence address indicated above. You acknowledge and agree that this Option and its vesting schedule does not constitute an express or implied promise of continued employment and shall not interfere in any way with your right or the Company's right to terminate your employment at any time.

  The Company and the Optionee recognize that the Plan and this Agreement have been prepared both in the French and the English language. The French version is the version that binds the parties, which is to be signed by the Optionee and returned to the Company; notwithstanding this, the English version represents an acceptable translation and, consequently, no official translation will be required for the interpretation of this agreement.

OPTIONEE:                                   FOR BUSINESS OBJECTS S.A.
___________________________________________ ___________________________________________
Signature

                             BUSINESS OBJECTS S.A.
                       1999 STOCK OPTION GRANT AGREEMENT

                                    Part II
                              TERMS AND CONDITION

  1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to subscribe the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the 1999 Stock Option Plan, which is incorporated herein by reference. Subject to Section 13(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

  If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Non-statutory Stock Option.

2. Exercise of Option

  (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

  (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached hereto (the "Exercise Notice"), comprising a share subscription form (bulletin de souscription) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company or its designated representative or by facsimile message to be immediately confirmed by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

  No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

  3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee : (i) wire transfer; (ii) check; (iii) delivery of a properly executed notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or (iv) any combination of the foregoing methods of payment.

  4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

  5. Terms of Option. Subject as provided in the Plan, this Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

  6. Entire Agreement; Governing Law. The Plan incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the Republic of France.

  Any claim or dispute arising under the Plan or this Agreement shall be subject to the exclusive jurisdiction of the Tribunal de Grande Instance of Nanterre.

                               CONSENT OF SPOUSE

                         (to be signed by residents of
                California and other community property states)

  The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to subscribe Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                          -------------------------------------
                                          Spouse of Optionee

                             BUSINESS OBJECTS S.A.

    A Societe Anonyme with a registered capital of French Francs 17,255,441
      Registered office: 1 square Chaptal 92300 Levallois-Perret--France
                       R. C. S.: Nanterre B 379 821 994

                 OPTION EXERCISE NOTICE AND SUBSCRIPTION FORM

     IMPORTANT: if your option exercise notice is illegible, incomplete or incorrect, it will be rejected


  Name & first name:              ............................................
                                  In capital letters

  Mailing Address:                ............................................
                                  Street, city, ZIP code, country

  Registered for tax purposes at: ............................................

  Home Phone:                     .................Work Phone:................

  Email address:                  ............................................


  I, the undersigned, hereby give notice, effective the date set forth below, that I exercise the following stock options previously granted to me by Business Objects S.A. under the 1993, 1994 and/or the 1999 Stock Option Plan(s):

OPTION EXERCISE INFORMATION

    Plan                      # Vested Options     Exercise Price
 (1993, 1994    Grant Date    being Exercised         per Share        Total Exercise Price
  or 1999)   (day/month/year)    (# Shares)        (French Francs)        (French francs)
-------------------------------------------------------------------------------
                                                 X                   =
-------------------------------------------------------------------------------
                                                 X                   =
-------------------------------------------------------------------------------
                                                 X                   =
-------------------------------------------------------------------------------
                                Total Number of Options Exercised:            Options
-------------------------------------------------------------------------------
  Total Exercise Price Due To Business Objects (in French Francs):


  I represent that the above shares are not subject to any encumbrance or other claims and that Business Objects S.A., B.T. Alex Brown, AST StockPlan, and the transfer agent may rely upon this notice as a representation and authorization for this purpose.

METHOD OF EXERCISE


    1.    Exercise and Hold--No Sale (Cash Exercise only).
          Deliver ADSs to my BT Alex. Brown account number

          Register shares in a shareholder account opened in my name with Banque Paribas

    2. Exercise and Sell--"Same Day Sale." Sell the number of ADSs per my verbal orders to BT Alex. Brown. I understand that I must exercise and sell enough ADSs at the market price equal to the sum of (i) the aggregate option exercise price, and (ii) all applicable taxes and fees. Hold the balance of my ADSs in my Alex. Brown account number and mail me acknowledgment at mailing address indicated below.

cc: B.T. Alex Brown Banque Paribas

Page 2 Option Exercise Notice and Subscription Form                  Your Name:


SECURITIES LAW COMPLIANCE

  I do NOT currently have access to, nor and I aware of, any material, non-public inside information regarding Business Objects which could or has influenced my decision to purchase and/or sell this stock. (If you are uncertain as to whether you are a corporate insider or possess material inside information, please contact the Chief Financial Officer of Business Objects, prior to exercising any options, as trading stock based upon your material, non-public inside information could subject you to personal liability.) I acknowledge that, if I am subject to Rule 16(b) of the Securities Exchange Act of 1934, I may be liable to Business Objects S.A. for "short-swing profits".

PAYMENT OF OPTION PRICE AND USE OF PROCEEDS

    1. Exercise and Hold--No Sale (Cash Exercise only). I understand I must pay upon exercise the option price in French Francs to Business Objects S.A. by bank wire, bank draft or personal check.

    2. Exercise and Sell--"Same Day Sale." I authorize B.T. Alex Brown to pay the aggregate amount of the option price to Business Objects S.A. representing the purchase price of the shares acquired upon exercise and any withholding taxes due. The remaining proceeds will
          be credited to my B. T. Alex Brown account #          .

  I authorize Business Objects to withhold from the sales proceeds income tax and/or social charges, if any, which I am liable for in connection with the exercise of the options or the disposition of the Shares. In the absence of sales proceeds, or in the event sales proceeds are not sufficient to cover my personal income tax and/or social charges liability, I will reimburse Business Objects for any and all amounts paid by Business Objects on my behalf.

  I acknowledge that I have received and understand the terms and conditions of the 1993, 1994 and/or 1999 Business Objects Stock Option Plan(s) and the Option Agreement, and agree to abide by and be bound by their terms and conditions.

  Note: Above signature, please print : "Valid for the subscription of shares"

OPTIONEE SIGNATURE:                      DATE:
                                                              Day/month/year



       AST Stock Plan Approval            AST Stock Plan Approval Order number



We hereby confirm that the optionee
is entitled to exercise the              We hereby confirm that the option
Option(s) indicated above, as of the     price indicated above was paid in
subscription date indicated above.       full to the Company on
                                                            , and that
                                                 shares may validly be issued
                                         as of such date.

BY:
  -------------------------------


Date:                                    BY:
   ------------------------------            -------------------------------


Title:                                   Date:
   ------------------------------             ------------------------------


                                         Title:
                                              ------------------------------


cc: B.T. Alex Brown Banque Paribas

                             BUSINESS OBJECTS S.A.

               1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN,
                               AS OF MAY 4, 1999

  The following constitute the provisions of the 1995 International Employee Stock Purchase Plan of Business Objects S.A, as amended pursuant to the extraordinary general meetings of shareholders of June 13, 1996, June 19, 1997, June 18, 1998 and May 4, 1999.

  1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Shares of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

  2. Definitions.

    (A) "ADR" shall mean an American Depositary Receipt evidencing American Depositary Shares corresponding to Shares.

    (B) "ADS" shall mean an American Depositary Share corresponding to Shares

    (C) "Board" shall mean the Board of Directors of Business Objects S.A.

    (D) "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (E) "Company" shall mean Business Objects S.A., a corporation organized under the laws of the Republic of France.

    (F) "Compensation" shall mean all base straight time gross earnings and sales commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

    (G) "Custodian" shall mean Banque Paribas, or any successor or successors thereto.

    (H) "Depositary" shall mean the Bank of New York, or any successor or successors thereto.

    (I) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

    (J) "Employee" shall mean any individual who is an Employee of the Company or a Designated Subsidiary for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

    (K) "Enrollment Date" shall mean the first day of each Offering Period.

    (L) "Exercise Date" shall mean the last day of each Offering Period.

    (M) "Fair Market Value" means, as of any date, the closing sale price for one Share or one ADS (or such other fraction of an ADS which corresponds to one Share) (or the closing bid, if no sales were registered) as quoted on the system or exchange with the greatest volume of trading of Shares or ADSs, as reported in the Wall Street Journal, La Tribune, or such other source as the Board deems reliable, on the last Trading Day prior to the first day of the Offering Period, or on the last Trading Day of the Offering Period. When the Fair Market Value is obtained in U.S. dollars, it shall be the Euro value of the U.S. dollar value (which shall also be converted into French francs at the legal rate for the period provided for by the laws and regulation in force) of one Share, calculated on the basis of a noon buying rate reported on the Exercise Date by the Federal Reserve Bank of New York (expressed in Euros per one (1) U.S. dollar).

    (N) "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after April 1 and terminating on the last Trading Day in the period ending the following September 30, or commencing on the first Trading Day on or after October 1 and terminating on the last Trading Day in the period ending the following March 31, at the beginning of which an option may be granted and at the end of which an option may be exercised pursuant to the Plan. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

    (O) "Plan" shall mean this 1995 International Employee Stock Purchase
Plan.

    (P) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a Share on the last Trading Day prior to the Enrollment Date or to 85% of the Fair Market Value of a Share on the Exercise Date, whichever is lower.

    (Q) "Shares" shall mean ordinary shares with a nominal value of French francs 1 each, of the Company.

    (E) "Reserves" shall mean the maximum number of Shares Stock which have been authorized for issuance under the Plan pursuant to Section 12 hereof.

    (F) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting rights are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

    (G) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

    (H) "Trust" shall mean the trust created by the Business Objects S.A. Employee Benefits Trust Agreement, attached hereto as Exhibit C.

    (I) "Trustee" shall mean the trustee or trustees of the Trust.

  3. Eligibility.

    (A) Any Employee (as defined in Section 2(J), who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan.

    (B) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries would accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined with reference to the fair market value of the ADSs at the time such option is granted) for each calendar year in which such option is outstanding at any time.

  4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after April 1 and October 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with
Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

  5. Participation.

    (A) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's or a Designated Subsidiary's payroll office prior to the applicable Enrollment Date.

    (B) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

  6. Payroll Deductions.

    (A) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount, together with amounts contributed under the Company's Plan d'Epargne d'Entreprise (the "Employee Savings Plan"), not to exceed ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

    (B) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. After the last payday in an Offering Period such payroll deductions shall be transferred to the Trust as soon as practicable. Funds may be advanced by a Designated Subsidiary to the Trust, or by the Trust to the Company, as necessary or convenient under any applicable law or regulation. A participant may not make any additional payments into his or her account, either with the Company, a Designated Subsidiary, or the Trust.

    (C) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by filing with the Company or a Designated Subsidiary a new subscription agreement authorizing a change in payroll deduction rate. The Board or board of directors of a Subsidiary, as the case may be, may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's or Designated Subsidiary's receipt of the new subscription agreement unless the Company or Designated Subsidiary elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

    (D) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0%. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

    (E) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's or Designated Subsidiary's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company or Designated Subsidiary may, if required by the laws of the country of residence of the participant, withhold from the participant's compensation the amount necessary for the Company or Designated Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or Designated Subsidiary any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

  7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of Shares of the Company's Common Stock (in the form of ADSs) determined by dividing such Employee's payroll deductions accumulated and transferred to the Trust on or prior to such Exercise Date by the applicable Purchase Price; provided that in no event shall an

Employee be permitted to purchase during each Offering Period more than 500 Shares, subject to adjustment as provided in Section 18 hereof; and provided further, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in
Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

  8. Exercise of Option. With respect to each Exercise Date, the Company shall issue Shares to the Trust in accordance with Section 1.3 of the Trust, sufficient to meet its obligations to participating Employees under the Plan. Unless a participant withdraws from the Plan as provided in Section 10 hereof, notice of exercise of his or her option shall be deemed to have been given by the participant and his or her option for the purchase of Shares (in the form of ADSs) shall be exercised automatically by the Trustee on the Exercise Date, and the maximum number of full shares subject to such option shall be purchased for such participant by the Trustee at the applicable Purchase Price with the accumulated payroll deductions in his or her account with the Trust, and transferred to the Custodian to be deposited by the Custodian with the Depositary as ADSs; provided, however, no Shares shall be purchased which would result in the Employee receiving a fractional ADS; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full ADS shall be retained in the participant's account for use in the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account (whether due to withdrawal by the participant from the Plan pursuant to Section 10, termination of the Plan in accordance with
Section 19, or otherwise) after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase ADSs hereunder is exercisable only by him or her.

  9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of Shares occurs, the Trustee shall arrange the delivery of ADSs to the Depositary by the Custodian representing the Shares purchased upon exercise of options by the Trustee for the participating Employees.

  10. Withdrawal; Termination of Employment.

    (A) A participant may withdraw all but not less than all the payroll deductions credited to his or her account with the Company or Designated Subsidiary at any time prior to the transfer of funds made pursuant to Section 6(b) by giving written notice to the Company or Designated Subsidiary in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of ADSs will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company or Designated Subsidiary a new subscription agreement.

    (B) Upon a participant's ceasing to be an Employee (as defined in Section 2(J) hereof) for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated; provided, however, that any payroll deductions held by the Trust in an individual account for an Employee shall be subject to the terms of such Trust. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

    (C) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

  11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

  12. Stock.

    (A) The maximum number of Shares authorized for issuance under the Plan
shall be [            ] Shares, subject to adjustment upon changes in
capitalization of the Company as provided in Section 18 hereof. Capital increases to meet the Company's obligations under the Plan shall be determined and approved at extraordinary shareholders' meeting to be held at the same time as the annual shareholders' meetings of the Company, as necessary.

    (B) The Board shall from time to time reserve and issue to the Trust a number of shares sufficient to meet its obligations under the current Offering Period of the Plan. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Company shall distribute all of the Shares remaining available for purchase under the Plan to the Trust, which shall make a pro rata allocation to the participating Employees.

    (C) The participant will have no interest or voting rights in shares covered by his or her option until such option has been exercised.

    (D) ADSs to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, or in street name to be deposited with a broker.

  13. Administration. The Plan shall be administered by the Board (or a committee thereof) or the board of directors of a participating Subsidiary (or a committee thereof), as the case may be. Such board or committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan with respect to any Employee of such Company or Subsidiary; provided, however, that any such construction, interpretation, application, determination and/or adjudication shall be subject to any terms, constructions, conditions, provisions, interpretations, determinations, adjudications, or decisions as may be adopted or made by the Board from time to time. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

  14. Designation of Beneficiary.

    (A) A participant, except for a participant who is an Employee of Business Objects U.K., may file a written designation of a beneficiary who is to receive any ADSs and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such ADSs and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

    (B) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall cause such ADSs and/or cash to be delivered to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may cause such ADSs and/or cash to be delivered to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

  15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive ADSs under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

  16. Use of Funds. All payroll deductions received or held by the Company or Subsidiary under the Plan for its Employees may be used by the Company or such Subsidiary, as the case may be, for any corporate purpose, and the Company or Subsidiary shall not be obligated to segregate such payroll deductions. Notwithstanding the preceding sentence, all payroll deductions transferred to and held by the Trust shall be used solely by the Trust as specified in the Trust agreement attached hereto as Exhibit C.

  17. Reports. Individual accounts will be maintained for each participating Employee by the Company or the Designated Subsidiary as well as the Trust. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of ADSs purchased and the remaining cash balance, if any, for the period covered by such statement.

  18. Adjustments Upon Changes in Capitalization.

    (A) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an option.

    (B) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period and the Plan will terminate immediately prior to the consummation of such proposed action and any and all accumulated payroll deductions will be returned to the participating Employees in accordance with Section 19(a), unless otherwise provided by the Board.

    (C) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

  The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

  19. Amendment or Termination.

    (A) The Board, but not the board of directors of a Subsidiary, may at any time and for any reason terminate or amend the Plan. Except as provided in
Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. In the event that an Offering Period is terminated (or the Plan is terminated during an Offering Period), any and all accumulated payroll deductions shall be returned to the participating Employees. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

    (B) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's or Designated Subsidiary's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

  20. Notices. All notices or other communications by a participant to the Company or Designated Subsidiary under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company or Designated Subsidiary at the location, or by the person, designated by the Company or Designated Subsidiary for the receipt thereof.

  21. Conditions Upon Issuance. Neither Shares nor ADSs or ADRs shall be issued with respect to an option unless the exercise of such option and the issuance and delivery of such ADSs or ADRs pursuant thereto, as well as the issuance of shares from the Company to the Trust and the transfer of shares from the Trust to the Custodian, shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, French Law No. 66-537 of July 24, 1966 relating to commercial companies, and the requirements of any stock exchange upon which the Shares or ADSs may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  As a condition to the exercise of an option, the Company or Trustee may require the person exercising such option to represent and warrant at the time of any such exercise that the ADSs are being purchased only for investment and without any present intention to sell or distribute such ADSs if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

  22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

  23. Governing Law and Jurisdiction. This Plan shall be governed by and construed in accordance with the laws of the State of California, except for that body of law pertaining to conflicts of laws.

                                   Exhibit A

                             BUSINESS OBJECTS S.A.

                1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

                            PARTICIPATION AGREEMENT

                             [U.S. Employees Only]

___ Original Application                        Enrollment Date: ______________
___ Change in Payroll Deduction Rate
___ Change of Beneficiary(ies)

1. hereby elects to participate in the Business Objects S.A. 1995 International Employee Stock Purchase Plan (the "International Employee Stock Purchase Plan") and to purchase ADSs of the Company in accordance with this Participation Agreement and the International Employee Stock Purchase Plan.

2. I hereby authorize the Company or any Designated Subsidiary of which I am an Employee to make payroll deductions from each paycheck in the amount of
       % of my Compensation on each payday (together with amounts contributed under the Employee Savings Plan, not to exceed 10%) during the Offering Period in accordance with the International Employee Stock Purchase Plan. (Please note that only whole percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of ADSs at the applicable Purchase Price determined in accordance with the International Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used by the Trustee to automatically exercise my option.

4. I have received a copy of the complete "International Employee Stock Purchase Plan." I understand that my participation in the International Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Participation Agreement may be subject to obtaining shareholder approval of the International Employee Stock Purchase Plan, any Exhibit thereto and/or any amendment thereto.

5. ADSs purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):

6. I understand that if I dispose of any ADSs received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such ADSs), I will be treated for United States federal income tax purposes (if subject to such taxes) as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the ADSs at the time such ADSs were purchased by me over the price which I paid for the ADSs. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of ADSs and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the ADSs. The Company or any of its Subsidiaries may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company or any of its Subsidiaries any tax deductions or benefits attributable to sale or early disposition of ADSs by me. If I dispose of such ADSs at any time after the expiration of the 2-year holding period, I understand that I will be treated for United States federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the ADSs at the time of such disposition over the purchase price which I paid for the ADSs, or (2) 15% of the fair market value of the ADSs on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

   ADSs, or (2) 15% of the fair market value of the ADSs on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the International Employee Stock Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the International Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and ADSs due me under the Employee Stock Purchase Plan:

NAME: (Please print)
(First) (Middle) (Last)


Relationship to Employee(Address)


                                            (Address)

NAME: (Please print)
(First) (Middle) (Last)


Relationship to Employee(Address)


                                            (Address)

Employee's Social
Security Number:

Employee's Address:



I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
                                     Signature of Employee


                                     Spouse's Signature
                                     (If beneficiary other than spouse)

                                  Exhibit A-1

                             BUSINESS OBJECTS S.A.

                1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

                            PARTICIPATION AGREEMENT

                             [Non-U.S. Employees]

    Original Application__________________________Enrollment Date:

    Change in Payroll Deduction Rate

1. hereby elects to participate in the Business Objects S.A. 1995 International Employee Stock Purchase Plan (the "International Employee Stock Purchase Plan").

2. I hereby authorize the Company or any Designated Subsidiary of which I am an Employee to make payroll deductions from each paycheck in the amount of
       % of my Compensation on each payday (together with amounts contributed under the Company's Employee Savings Plan, not to exceed 10%) during the Offering Period in accordance with the International Employee Stock Purchase Plan. (Please note that only whole percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated in order to exercise the option(s) granted to me pursuant to the International Employee Stock Purchase Plan and to purchase ADSs representing Shares at the applicable Purchase Price determined in accordance with the International Employee Stock Purchase Plan. I understand that if I do not elect to withdraw from an Offering Period, any accumulated payroll deductions will be used by the Trustee to automatically exercise my option.

4. I have received a copy of the complete International Employee Stock Purchase Plan. I understand that my participation in the International Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Participation Agreement may be subject to obtaining shareholder approval of the International Employee Stock Purchase Plan, any Exhibit thereto and/or any amendment thereto.

5. ADSs purchased for me under the Employee Stock Purchase Plan should be issued in the name of (Employee Only):

6. I understand that, notwithstanding any other provision of this Participation Agreement or the International Employee Stock Purchase Plan:

  (A) neither the International Employee Stock Purchase Plan nor this Participation Agreement shall form any part of any contract of employment between the Company or any Designated Subsidiary and any Employees of any such company, and it shall not confer on any participant any legal or equitable rights (other than those constituting the Options themselves) against the Company or any Designated Subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any subsidiary;

  (B) the benefits to participants under the Plan shall not form any part of their wages, pay or remuneration or count as wages, pay or remuneration for pension fund or other purposes;

  (C) in no circumstances shall any Employee on ceasing to hold his or her office or employment by virtue of which he or she is or may be eligible to participate in the International Employee Stock Purchase Plan be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan, which he might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise."

  (D) the Company expressly retains the right to terminate the International Employee Stock Purchase Plan at any time and that I will have no right to continue to receive option grants under the International Employee Stock Purchase Plan in such event.

7. I understand that I may be subject to taxation as a result of my participation under the International Employee Stock Purchase Plan. I have consulted any tax advisors in connection with my participation under the International Employee Stock Purchase Plan that I deem advisable, and have not relied on the Company for tax advice.

8. I hereby agree to be bound by the terms of the International Employee Stock Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the International Employee Stock Purchase Plan.

I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Employee's Taxpayer
Identification Number:

Employee's Address:





Dated:
                                      Signature of Employee

                                   Exhibit B

                             BUSINESS OBJECTS S.A.

                1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

                             NOTICE OF WITHDRAWAL

  The undersigned participant in the Offering Period of the Business Objects S.A. 1995 International Employee Stock Purchase Plan which began on
            19     (the "Enrollment Date") hereby notifies the Company or
Designated Subsidiary that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company or Designated Subsidiary to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with the Company or Designated Subsidiary with respect to such Offering Period. The undersigned understands and agrees that his or her Option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of ADSs in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company or Designated Subsidiary a new Participation Agreement.

                                          Name and Address of Participant:









                                          Signature:



                                          Date:

                            BUSINESS OBJECTS S.A.

              1999 ANNUAL MEETING OF SHAREHOLDERS - MAY 4, 1999

             INSTRUCTIONS TO THE BANK OF NEW YORK, AS DEPOSITARY
     (MUST BE RECEIVED PRIOR TO THE CLOSE OF BUSINESS ON APRIL 28, 1999)


        The undersigned Holder of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, to endeavor, insofar as practicable, to cause to be voted the Deposited Securities corresponding to such Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on April 28, 1999 at the Annual Meeting of Shareholders of Business Objects S.A. to be held in France, on May 4, 1999 (first call) and if needed for second call on May 14, 1999 and any adjournments thereafter, in respect of the resolutions specified in the Notice of Meeting.

NOTES:

    Instructions as to voting on the specified resolutions should be indicated by an "X" in the appropriate box.

1. It is understood that if (i) a Voting Instruction Card which is signed but on which no voting instructions are indicated, (ii) a Voting Instruction Card is improperly completed, or (iii) no Voting Instruction Card is received by the Depositary from a Holder of American Depositary Receipts on or before April 28, 1999, the Depositary will deem such Holder to have instructed the Depositary to give a proxy to the President of the Annual Meeting to vote in favor of each proposal recommended by the Board of Directors of the Company and against each proposal opposed by the Board of Directors of the Company.


                    (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)

The Bank of New York, as Depositary, has been advised by the Company that Management recommends a vote in favor of all resolutions. The Bank of New York, as Depositary, makes no recommendation with regard to voting on any of the resolutions in the Annual Meeting of Shareholders:


              FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Resolution 1  [  ]    [  ]    [  ]         Resolution 8   [  ]    [  ]    [  ]        Resolution 15    [  ]    [  ]    [  ]

Resolution 2  [  ]    [  ]    [  ]         Resolution 9   [  ]    [  ]    [  ]        Resolution 16    [  ]    [  ]    [  ]

Resolution 3  [  ]    [  ]    [  ]         Resolution 10  [  ]    [  ]    [  ]        Resolution 17    [  ]    [  ]    [  ]

Resolution 4  [  ]    [  ]    [  ]         Resolution 11  [  ]    [  ]    [  ]

Resolution 5  [  ]    [  ]    [  ]         Resolution 12  [  ]    [  ]    [  ]

Resolution 6  [  ]    [  ]    [  ]         Resolution 13  [  ]    [  ]    [  ]

Resolution 7  [  ]    [  ]    [  ]         Resolution 14  [  ]    [  ]    [  ]


                                     The Voting Instructions must be signed by the person in whose name the relevant Receipt is registered on the books of the Depositary. In the case of a Corporation, the Voting Instructions must be executed by a duly authorized Officer or Attorney. In the case of joint holders, the signature of any one will suffice.

                                     Dated:                             , 1999
                                           -----------------------------

                                     -----------------------------------------
                                                      Signature

                                     -----------------------------------------
                                             Signature, if held jointly

                         VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK. [  ]

SIGN, DATE AND RETURN THE FORM PROMPTLY, USING THE ENCLOSED ENVELOPE.